UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-08495

NATIONWIDE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1000 CONTINENTAL DRIVE, SUITE 400, KING OF PRUSSIA, PENNSYLVANIA 19406-2850

(Address of principal executive offices) (Zip code)

Eric E. Miller, Esq.

1000 Continental Drive

Suite 400

King of Prussia, Pennsylvania 19406-2850

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 230-2839

Date of fiscal year end: June 30, 2013

Date of reporting period: July 1, 2012 through June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than ten (10) days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 C.F.R. § 270.30e-1). The Commission may use the information provided on Form N-CSR in the Commission’s regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D. C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 C.F.R. § 270.30e-1).

Nationwide Mutual Funds

AnnualReport

June 30, 2013

Equity Funds

Nationwide Global Equity Fund

Fixed-Income Funds

Nationwide High Yield Bond Fund

AnnualReport

June 30, 2013

Contents

1	Message to Shareholders

5	Summary of Market Environment

Equity Funds
6	Nationwide Global Equity Fund

Fixed-Income Funds
21	Nationwide High Yield Bond Fund

40	Notes to Financial Statements

56	Report of Independent Registered Public Accounting Firm

57	Supplemental Information

58	Management Information

Commentary provided by Nationwide Fund Advisors, investment adviser to Nationwide Funds. All opinions and estimates included in this report constitute the Adviser’s judgment as of the date of this report and are subject to change without notice. Portfolio composition is accurate as of the date of this report and is subject to change at any time.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Nationwide Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Additionally, the Trust files a schedule of portfolio holdings monthly for the Nationwide Money Market Fund on Form N-MFP. Forms N-Q and Forms N-MFP are available on the Commission’s website at http://www.sec.gov. Forms N-Q and Forms N-MFP may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The Trust makes the information on Forms N-Q and Forms N-MFP available to shareholders on nationwide.com/mutualfunds or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

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Message to Shareholders

June 30, 2013

Dear Shareholder,

Investing is like marriage. For the relationship to work, you must make an informed commitment and then honor it for better and for worse, through sickness and in health.

Today, most Americans understand that they are responsible for their own retirement and must make a commitment to prepare for the future. Yet, despite this awareness, many people still struggle with owning their financial futures. While hard at work to support their daily needs, they avoid making long-term plans. Their current obligations and a complex investment climate seem overwhelming, so they choose not to choose. Without a comprehensive long-term financial agenda, the future can be very uncertain.

As a Nationwide Mutual Funds shareholder, you can be confident that you and your financial advisor have selected a reliable partner to share your journey. We are dedicated to offering a solid diversified fund lineup, as well as innovative solutions, outcome-oriented products and the experience to guide your investments through market cycles.

Times have been difficult for investors. Healing from the economic downturn that began in 2008 is taking longer than we would like. Yet, while progress in the economy has been tepid, the stock market ended the reporting period on a tear, posting double-digit returns. Reflecting a broad-based view of economic recovery, the S&P 500® Index posted a return of 20.60% for the 12-month reporting period.

Headlines about the real and perceived potential effects of domestic and international political and economic challenges often cause investor unease and contribute to market volatility. During the past year, investors reacted to concerns about political and governmental issues such as the potential result of the U.S. presidential election, uncertainty about the looming fiscal cliff, sequestration, costs related to the U.S. government health-care plan, the status of U.S. government debt and continued instability within the eurozone. Added to these were the human toll and the economic ramifications of Superstorm Sandy, the Sandy Hook Elementary School shootings and the Boston Marathon bombings; it is understandable why many investors remained skittish.

As we now know, the U.S. economy avoided falling off the fiscal cliff and has produced modestly encouraging economic indicators, including minor improvements in unemployment rates and the housing market. There are good reasons to be cautiously optimistic. Even at a slow pace, the more months with some good economic news and little or no bad news, the closer we will be to a sustainable recovery.

As we move forward, please keep in mind that periods of volatility and market downturns are a natural part of the economic cycle and should be expected. Long-term results are what matter most. We have more than 80 years of experience managing our customers’ assets through all types of markets.

We appreciate the commitment you have made to Nationwide Mutual Funds. We pride ourselves on keeping our promises and will continue to make your success our first priority.

Thank you.

Sincerely,

Michael S. Spangler

President & CEO

Nationwide Funds

Important Disclosures

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Nationwide Funds, please call 1-800-848-0920 to request a summary prospectus and/or a prospectus, or download a summary prospectus and/or a prospectus at nationwide.com/mutualfunds. Please read it carefully before investing any money.

There is no assurance that the investment objective of any fund will be achieved.

This report and the holdings provided are for informational purposes only, do not constitute advice, and are not intended and should not be relied upon as an offer or recommendation with respect to the purchase or sale of any security. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. There is no assurance that any specific securities mentioned in this report will remain in the fund’s portfolio. A more recent listing of each fund’s portfolio holdings can be found on the Trust’s Internet site, nationwide.com/mutualfunds.

Investing in mutual funds involves risk, including the possible loss of principal.

The Funds’ Adviser or its employees may have a position in the securities named in this report.

Principal Risks

Nationwide Global Equity Fund — The Fund is subject to stock market risk. The Fund is subject to risks associated with investing in foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. Funds that concentrate on specific countries may be subject to greater volatility than that of other mutual funds. The Fund is subject to risks associated with investing in preferred stock and stocks of smaller companies. The Fund also is subject to risks associated with investing in derivatives, including currency futures and forward foreign currency exchange contracts. Derivatives present default risks and may involve leverage, which can disproportionately increase losses and reduce opportunities for gains.

Nationwide High Yield Bond Fund — The Fund is subject to interest rate risk. The Fund is subject to credit and liquidity risks associated with the underlying bonds owned by the Fund. The Fund is subject to risks associated with investing in high-yield bonds and foreign securities. Funds that invest internationally involve risks not associated with investing solely in the United States, such as currency fluctuation, political risk, differences in accounting and limited availability of information, all of which are magnified in emerging markets. The Fund also is subject to prepayment and call risk, extension risk, and mortgage- and asset-backed securities risks to varying degrees. The Fund also is subject to risks associated with investing in derivatives, including currency futures and forward foreign currency exchange contracts. Derivatives present default risks and may involve leverage, which can disproportionately increase losses and reduce opportunities for gains.

The risks mentioned for each Fund above, as well as other risks, may be present during the time you hold shares of a Fund and may negatively affect the value of your investment.

Performance

PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.

Performance shown is for Class A shares at NAV. Performance returns assume the reinvestment of all distributions. Returns for periods less than one year are not annualized. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 1-800-848-0920 or go to nationwide.com/mutualfunds.

High double-digit returns are unusual and cannot be sustained.

Lipper Analytical Services, Inc. (Lipper) is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Important Disclosures (Continued)

Market Indexes

Market index performance is provided by a third-party source Nationwide Funds Group deems to be reliable. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses have been reflected. Individuals cannot invest directly in an index.

Barclays U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Barclays U.S. Corporate High Yield 2% Issuer Cap Index: An unmanaged index that reflects the performance of fixed-rate, noninvestment-grade, U.S. dollar-denominated debt securities that are nonconvertible. The maximum exposure to any one issuer is limited to 2%, and the holdings must have at least one year to maturity, have a minimum of $150 million par value outstanding and be publicly issued with a maximum credit rating of Ba1 (including defaulted issues); gives a broad look at how high-yield (“junk”) bonds have performed.

BofA Merrill Lynch (BofAML) 1-10 Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity less than 10 years.

BofA Merrill Lynch (BofAML) 10+ Year US Corporate Index: An unmanaged index that is a subset of the BofA Merrill Lynch (BofAML) US Corporate Index; tracks the performance of all U.S. dollar-denominated, investment-grade, publicly issued debt securities with a remaining term to final maturity greater than or equal to 10 years.

BofA Merrill Lynch (BofAML) Mortgage Master Index: An unmanaged index that tracks the performance of U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year.

BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index: An unmanaged, market-weighted index that measures the performance of U.S. dollar-denominated, below-investment-grade, fixed-rate, publicly issued, non-convertible, coupon-bearing corporate debt with a remaining maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

FTSE NAREIT® All Equity REITs Index: An unmanaged, free float-adjusted, market capitalization-weighted index of U.S. equity REITs; includes all tax-qualified REITs listed on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the National Association of Securities Dealers Automated Quotations (NASDAQ) National Market that have more than 50% of their total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI EAFE® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in developed markets outside the United States and Canada.

MSCI Emerging Markets® Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

MSCI World IndexSM Free: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

Russell 2000® Total Return Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

Russell Midcap® Total Return Index: An unmanaged index that measures the performance of the mid-capitalization segment of the U.S. equity universe. The total return component indicates that all cash distributions, such as dividends, are reinvested in the index.

S&P 500® Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.

Important Disclosures (Continued)

Sales Charge and Fee Information

Nationwide Global Equity Fund

Class A shares have up to a 5.75% sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. Returns prior to the creation of Class A shares (11/19/12) are based on the performance of the Fund’s predecessor fund. Returns have been restated for sales charges but not for Class A shares’ fees. If these fees were reflected, performance would have been lower.

Nationwide High Yield Bond Fund

Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. Total returns reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower. Returns prior to the creation of Class A shares (11/19/12) are based on the performance of the Fund’s predecessor fund. Returns have been restated for sales charges but not for Class A shares’ fees. If these fees were reflected, performance would have been lower.

About Nationwide Funds Group (NFG)

Commentary provided by NFG. Except where otherwise indicated, the views and opinions expressed herein are those of NFG as of the date noted, are subject to change at any time, and may not come to pass. Third-party information has been obtained from and is based on sources NFG deems to be reliable.

NFG comprises Nationwide Fund Advisors, Nationwide Fund Distributors LLC and Nationwide Fund Management LLC. Together they provide advisory, distribution and administration services, respectively, to Nationwide Funds.

Distributor

Nationwide Funds distributed by Nationwide Fund Distributors LLC (NFD), member FINRA, King of Prussia, Pa. NFD is not an affiliate of any subadviser discussed in this material.

Nationwide, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

Summary of Market Environment

June 30, 2013

In July 2012, the U.S. stock market gained slightly due to improvements in the domestic housing market and strong corporate earnings — with around 70% of the S&P 500® Index (S&P 500) beating analyst expectations. European Central Bank (ECB) President Mario Draghi and colleagues introduced an accommodative monetary policy called Outright Monetary Transactions, which allows the ECB to purchase unlimited bonds issued by the region’s most troubled governments. The domestic equity market finished the third quarter of 2012 strong, due mostly to a strong earnings season and positive jobs data, with the S&P 500 returning 6.35%.

In October 2012, the U.S. stock market declined, with the S&P 500 registering -1.85%. Superstorm Sandy had devastated a large portion of the East Coast and forced a weather-related shutdown of the U.S. markets. President Obama was re-elected in November for a second term, while Democrats retained control in the Senate and Republicans retained control of the House of Representatives. Immediately after the election, attention was once again focused on the so-called fiscal cliff. In December 2012, the expected effects of the fiscal cliff were mostly avoided, thanks to the permanent extension of the Bush-era tax cuts for many (but not all) taxpayers and a temporary postponement of the sequester. U.S. stock markets, as measured by the S&P 500, posted a positive return for December. Retail sales for the holiday season proved disappointing. The S&P 500 registered -0.38% for the fourth quarter of 2012.

The first quarter of 2013 saw Congress raise the payroll tax on earnings up to $113,700. The unemployment rate fell to 7.6%, which represented a four-year low, due to a combination of newly added jobs, but also evidence that unemployed workers were abandoning the job market. The island nation of Cyprus was close to financial collapse in the early part of the year, due to its banking system’s large exposure to Greek assets. During the first quarter of 2013, the S&P 500 returned 10.61%.

In the second quarter of 2013, U.S. equity markets posted positive returns but were dampened due to the Federal Open Market Committee’s (FOMC) June 19 policy meeting. In the meeting, the Federal Reserve outlined a potential plan for tapering the flow of assets in its quantitative easing program later this year and discontinuing it by mid-2014. This was mostly in line with expectations; however, the S&P 500 fell almost 4% on June 20 in reaction to this news. The news from the FOMC also sparked a sharp selloff in the fixed-income markets. In the eurozone, the economy posted its sixth straight quarter of recession along with record high unemployment. As a result, the ECB cut interest rates by 25 basis points to 0.50%. The S&P 500 returned 2.91% for the quarter.

For the annual reporting period ended June 30, 2013, large-capitalization U.S. equities, as measured by the S&P 500, returned 20.60%. Mid-cap U.S. equities, as measured by the Russell Mid Cap Total Return Index, returned 25.41%, and small-cap U.S. equities, as measured by the Russell 2000® Total Return Index, returned 24.21%.

International stocks and emerging market stocks grew during the annual reporting period ended June 30, 2013. International stocks, as measured by the MSCI EAFE® Index, returned 18.62%. Emerging market stocks, as measured by the MSCI Emerging Markets® Index, returned 2.87%.

During the reporting period, the fixed-income markets were dominated by aggressive policy responses from central banks, slowing global growth and high unemployment. Unconventional monetary policy, both domestically and abroad, has sought to meet demand for money and encourage investors to shift into riskier assets in the hope that this activity will enable the private sector to grow. Interest rates remained at low levels, while large government deficits and future inflationary concerns remained an issue for investors. Investors began a bond selloff after the Fed indicated a tentative outline for tapering of its quantitative easing. The past 12 months have seen a mix of both risk-on and risk-off sentiment in the markets, and central bankers have battled volatility by adding liquidity. Strong overall performance of high-yield fixed-income securities and other riskier assets has indicated the effectiveness of central bank policy.

For the annual reporting period ended June 30, 2013, the U.S. bond market, as measured by the broad-based Barclays U.S. Aggregate Bond Index, registered -0.69%. On the corporate bond front, the Bank of America Merrill Lynch (BofAML) 1-10 Year U.S. Corporate Index returned 2.64%, while the BofAML 10+ Year U.S. Corporate Index registered -0.83% for the same time period. The high-yield market outperformed investment-grade bonds, with the Barclays U.S. Corporate High Yield 2% Issuer Cap Index returning 9.49% for the reporting period. Mortgage-related investments, as measured by the BofAML Mortgage Master Index, registered -1.15% for the same time period. The real estate market, as measured by the FTSE NAREIT® All Equity REITs Index, returned 10.21% for the reporting period.

Nationwide Global Equity Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended June 30, 2013, the Nationwide Global Equity Fund (Class A at NAV) returned 18.34% versus 18.58% for its benchmark, the MSCI World IndexSM Free. For broader comparison, the average return for the Fund’s closest Lipper peer category of Global Multi-Cap Core Funds (consisting of 132 funds as of June 30, 2013) was 17.33% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

On a relative basis, when the Fund is compared with its benchmark, the MSCI World Index Free, during the reporting period the Fund’s top-performing sectors were materials, industrials and consumer staples, and its top-performing holdings were LyondellBassell Industries, Carrefour SA and Toyota Motor Corp.

During the reporting period, chemical company LyondellBassell benefited from increased demand and higher pricing for its key products, including ethylene. In addition, shares of Carrefour, a chain of French superstores (combination supermarket and department store), rose after the company implemented a strategic market repositioning, which led to better pricing and higher store sales. Toyota Motor also continued to grow, as vehicle sales in North America expanded along with consumer confidence. New model introductions for Toyota’s fuel-efficient vehicles were well received, sparking a greater rise in demand for Toyota versus that of most of its competitors.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

The financials, health-care and consumer discretionary sectors detracted the most from the Fund’s performance relative to its benchmark for the reporting period. Fund holdings VeriFone Systems, Inc.; Petrominerales Ltd.; and Imperial Tobacco Group PLC were the greatest relative detractors from Fund performance.

VeriFone Systems missed earnings and revenue targets during the reporting period, as it did not successfully transition from a one-time sales business model to a service model. Shares of Petrominerales, a Latin American-focused oil and gas exploration and production company, fell as its production shrank along with weaker oil prices. Imperial Tobacco Group suffered from the adverse impact of new mandatory warning label requirements in certain markets, including Australia.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund held derivatives in the form of forward foreign currency exchange contracts during the reporting period. These contracts were selected on the basis of liquidity and trading efficiency. Holding them had a positive effect on the Fund’s relative performance.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Nick Irish, ASIP

Fund Performance	Nationwide Global Equity Fund

Average Annual Total Return

(For periods ended June 30, 2013)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	18.34%	3.00%	6.11%
	w/SC3	11.86%	1.84%	5.51%
Class C1	w/o SC2	17.79%	2.28%	5.35%
	w/SC4	16.79%	2.28%	5.35%
Institutional Service Class[5,6]		12.76%	–	–
Institutional Class[1,5,7]		18.74%	3.36%	6.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 1.00% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio*	Expense Ratio*
Class A	1.41%	1.30%
Class C	2.06%	1.95%
Institutional Service Class	1.31%	1.20%
Institutional Class	1.06%	0.95%
*	Current effective prospectus dated November 19, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide Global Equity Fund versus the MSCI World Index SM Free(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 6/30/13. Performance prior to the Fund’s inception on 11/19/12 is based on the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)

The MSCI World IndexSM Free is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities. The “Free” suffix denotes an index with a somewhat different history but the same constituents and performance in relation to its counterpart index without the suffix.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide Global Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2013) and continued to hold your shares at the end of the reporting period (June 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2013 through June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled

“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2013 through June 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

June 30, 2013

Nationwide Global Equity Fund		Beginning Account Value ($) 01/01/13	Ending Account Value ($) 06/30/13	Expenses Paid During Period ($) 01/01/13 -06/30/13[a]	Expense Ratio During Period (%) 01/01/13 - 06/30/13[a]
Class A Shares	Actual	1,000.00	1,067.50	6.15	1.20
	Hypothetical[b]	1,000.00	1,018.84	6.01	1.20
Class C Shares	Actual	1,000.00	1,063.80	9.98	1.95
	Hypothetical[b]	1,000.00	1,015.12	9.74	1.95
Institutional Service Class Shares	Actual	1,000.00	1,069.00	5.18	1.01
	Hypothetical[b]	1,000.00	1,019.79	5.06	1.01
Institutional Class Shares	Actual	1,000.00	1,069.80	4.88	0.95
	Hypothetical[b]	1,000.00	1,020.08	4.76	0.95

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2013 through June 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary June 30, 2013	Nationwide Global Equity Fund

Asset Allocation †
Common Stocks	98.3%
Mutual Fund	1.3%
Other assets in excess of liabilities	0.4%

100.0%

Top Industries ††
Commercial Banks	10.2%
Oil, Gas & Consumable Fuels	8.2%
Insurance	5.8%
Software	4.4%
Machinery	4.2%
Pharmaceuticals	4.1%
Food Products	3.3%
Internet Software & Services	3.2%
Diversified Financial Services	3.1%
Household Products	3.0%
Other Industries	50.5%

100.0%

Top Holdings ††
Google, Inc., Class A	2.6%
Toyota Motor Corp.	2.1%
BP PLC	1.9%
Thermo Fisher Scientific, Inc.	1.8%
HSBC Holdings PLC	1.8%
Microsoft Corp.	1.8%
Nestle SA	1.7%
Wells Fargo & Co.	1.7%
Procter & Gamble Co. (The)	1.7%
UnitedHealth Group, Inc.	1.7%
Other Holdings	81.2%

100.0%

Top Countries ††
United States	36.5%
Japan	12.4%
United Kingdom	10.8%
Switzerland	5.3%
Canada	4.6%
Netherlands	3.8%
Ireland	3.1%
Germany	2.9%
France	2.7%
China	2.6%
Other Countries	15.3%

100.0%

†	Percentages indicated are based upon net assets as of June 30, 2013.

††	Percentages indicated are based upon total investments as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

June 30, 2013

Nationwide Global Equity Fund

Common Stocks 98.3%

	Shares	Market Value

AUSTRALIA 0.7%
Real Estate Investment Trusts (REITs) 0.7%
Westfield Group	58,060	$608,099

AUSTRIA 0.6%
Real Estate Management & Development 0.6%
Immofinanz AG*	131,663	491,299

BRAZIL 1.6%
Information Technology Services 0.7%
Cielo SA	24,480	613,714

Insurance 0.9%
BB Seguridade Participacoes SA*	98,322	772,881

		1,386,595

CANADA 4.5%
Airlines 1.0%
Westjet Airlines Ltd.	40,400	865,083

Oil, Gas & Consumable Fuels 3.5%
Canadian Oil Sands Ltd.	30,500	564,643
Gran Tierra Energy, Inc.*	93,500	570,762
Lightstream Resources Ltd.	58,017	433,045
Petrobank Energy & Resources Ltd.*	54,400	24,828
Petrominerales Ltd.	46,500	265,285
Shamaran Petroleum Corp.*	985,000	337,168
Suncor Energy, Inc.	27,600	813,540

		3,009,271

		3,874,354

CHINA 2.6%
Commercial Banks 1.6%
China Construction Bank Corp., H Shares	1,942,450	1,364,996

Electronic Equipment, Instruments & Components 1.0%
Hollysys Automation Technologies Ltd.*	67,800	841,398

		2,206,394

FRANCE 2.7%
Electrical Equipment 1.1%
Schneider Electric SA	13,124	953,153

Food & Staples Retailing 1.6%
Carrefour SA	48,757	1,339,193

		2,292,346

GERMANY 2.9%
Multi-Utilities 0.7%
E.ON SE	34,494	565,311

Pharmaceuticals 1.1%
Bayer AG REG	9,228	982,510

Semiconductors & Semiconductor Equipment 1.1%
Infineon Technologies AG	113,948	953,850

		2,501,671

Common Stocks (continued)

	Shares	Market Value

HONG KONG 2.4%
Insurance 1.5%
AIA Group Ltd.	312,855	$1,318,058

Wireless Telecommunication Services 0.9%
China Mobile Ltd.	71,000	735,337

		2,053,395

INDONESIA 1.0%
Commercial Banks 1.0%
Bank Rakyat Indonesia Persero Tbk PT	1,055,000	819,102

IRELAND 3.1%
Health Care Equipment & Supplies 0.9%
Covidien PLC	12,604	792,035

Information Technology Services 0.9%
Accenture PLC, Class A	10,500	755,580

Machinery 1.3%
Ingersoll-Rand PLC	19,300	1,071,536

		2,619,151

ITALY 1.2%
Machinery 1.2%
Fiat Industrial SpA	91,056	1,013,624

JAPAN 12.3%
Airlines 1.1%
Japan Airlines Co., Ltd.	17,500	900,912

Auto Components 1.3%
Bridgestone Corp.	32,000	1,091,207

Automobiles 2.1%
Toyota Motor Corp.	30,500	1,839,695

Commercial Banks 1.4%
Mitsubishi UFJ Financial Group, Inc.	191,400	1,182,061

Diversified Consumer Services 0.7%
Benesse Holdings, Inc.	17,600	634,954

Diversified Financial Services 1.4%
ORIX Corp.	91,300	1,245,946

Leisure Equipment & Products 0.9%
Sankyo Co., Ltd.	15,400	727,703

Machinery 0.9%
THK Co., Ltd.	36,800	772,175

Personal Products 1.3%
Shiseido Co., Ltd.	73,200	1,089,130

Trading Companies & Distributors 1.2%
ITOCHU Corp.	90,000	1,040,751

		10,524,534

NETHERLANDS 3.8%
Beverages 1.1%
Heineken NV	14,840	944,590

Statement of Investments (Continued)

June 30, 2013

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

NETHERLANDS (continued)
Chemicals 2.7%
Koninklijke DSM NV	16,565	$1,079,929
LyondellBasell Industries NV, Class A	18,325	1,214,214

		2,294,143

		3,238,733

NORWAY 1.2%
Diversified Telecommunication Services 1.2%
Telenor ASA	51,317	1,019,310

RUSSIA 0.7%
Commercial Banks 0.7%
Sberbank of Russia(a)	209,991	598,728

SOUTH AFRICA 1.3%
Media 1.3%
Naspers Ltd., Class N	15,362	1,133,895

SOUTH KOREA 1.1%
Semiconductors & Semiconductor Equipment 1.1%
Samsung Electronics Co., Ltd.	827	966,618

SPAIN 1.1%
Construction & Engineering 1.1%
Obrascon Huarte Lain SA	26,998	917,377

SWEDEN 0.6%
Oil, Gas & Consumable Fuels 0.6%
Lundin Petroleum AB*	25,636	507,046

SWITZERLAND 5.2%
Capital Markets 1.1%
Credit Suisse Group AG REG*	35,821	948,328

Food Products 1.6%
Nestle SA REG	21,186	1,390,235

Metals & Mining 0.9%
Glencore Xstrata PLC	188,361	779,717

Pharmaceuticals 1.6%
Novartis AG REG	19,218	1,361,221

		4,479,501

TAIWAN 1.0%
Electronic Equipment, Instruments & Components 1.0%
Hon Hai Precision Industry Co., Ltd.	358,326	875,760

THAILAND 0.8%
Commercial Banks 0.8%
Kasikornbank PCL	107,200	672,033

UNITED KINGDOM 10.8%
Beverages 1.1%
SABMiller PLC	19,668	942,950

Capital Markets 1.1%
Aberdeen Asset Management PLC	156,633	911,548

Common Stocks (continued)

	Shares	Market Value

UNITED KINGDOM (continued)
Commercial Banks 1.8%
HSBC Holdings PLC	152,851	$1,582,337

Insurance 0.8%
Direct Line Insurance Group PLC	186,015	660,968

Metals & Mining 0.9%
Rio Tinto PLC	19,139	778,363

Oil, Gas & Consumable Fuels 1.9%
BP PLC	227,659	1,579,942

Real Estate Investment Trusts (REITs) 0.8%
Big Yellow Group PLC	112,830	661,462

Tobacco 1.4%
Imperial Tobacco Group PLC	34,467	1,195,130

Wireless Telecommunication Services 1.0%
Vodafone Group PLC	301,539	864,114

		9,176,814

UNITED STATES 35.1%
Biotechnology 0.9%
Celgene Corp.*	6,400	748,224

Building Products 1.3%
Owens Corning, Inc.*	28,600	1,117,688

Commercial Banks 2.9%
PNC Financial Services Group, Inc. (The)	14,300	1,042,756
Wells Fargo & Co.	33,700	1,390,799

		2,433,555

Commercial Services & Supplies 1.5%
Herman Miller, Inc.	47,900	1,296,653

Diversified Financial Services 1.6%
JPMorgan Chase & Co.	25,200	1,330,308

Food Products 1.6%
Hormel Foods Corp.	34,900	1,346,442

Health Care Equipment & Supplies 1.0%
St. Jude Medical, Inc.	18,800	857,844

Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	22,100	1,447,108

Hotels, Restaurants & Leisure 1.1%
Royal Caribbean Cruises Ltd.	27,900	930,186

Household Products 3.0%
Colgate-Palmolive Co.	19,100	1,094,239
Procter & Gamble Co. (The)	18,800	1,447,412

		2,541,651

Information Technology Services 0.4%
VeriFone Systems, Inc.*	20,100	337,881

Insurance 2.6%
Principal Financial Group, Inc.	26,200	981,190
Prudential Financial, Inc.	16,400	1,197,692

		2,178,882

Statement of Investments (Continued)

June 30, 2013

Nationwide Global Equity Fund (Continued)

Common Stocks (continued)

	Shares	Market Value

UNITED STATES (continued)
Internet Software & Services 3.1%
Facebook, Inc., Class A*	22,091	$549,182
Google, Inc., Class A*	2,460	2,165,710

		2,714,892

Life Sciences Tools & Services 1.8%
Thermo Fisher Scientific, Inc.	18,200	1,540,266

Machinery 0.8%
Timken Co.	11,800	664,104

Media 1.1%
Viacom, Inc., Class B	13,500	918,675

Multi-Utilities 0.8%
MDU Resources Group, Inc.	27,000	699,570

Oil, Gas & Consumable Fuels 2.1%
Hess Corp.	14,300	950,807
Occidental Petroleum Corp.	9,600	856,608

		1,807,415

Pharmaceuticals 1.4%
AbbVie, Inc.	29,000	1,198,860

Software 4.4%
Microsoft Corp.	46,100	1,591,834
Oracle Corp.	36,100	1,108,992
Symantec Corp.	49,000	1,101,030

		3,801,856

		29,912,060

Total Common Stocks (cost $74,690,909)		83,888,439

Mutual Fund 1.3%
Money Market Fund 1.3%
Fidelity Institutional Money Market Fund —Institutional Class, 0.12% (b)	1,103,265	1,103,265

Total Mutual Fund (cost $1,103,265)		1,103,265

Total Investments (cost $75,794,174) (c) — 99.6%		84,991,704

Other assets in excess of liabilities — 0.4%		362,352

NET ASSETS — 100.0%		$85,354,056

*	Denotes a non-income producing security.

(a)	Fair Valued Security.

(b)	Represents 7-day effective yield as of June 30, 2013.

(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.
AB	Stock Company

AG	Stock Corporation

ASA	Stock Corporation

Ltd.	Limited

NV	Public Traded Company

PCL	Public Company Limited

PLC	Public Limited Company

REG	Registered Shares

REIT	Real Estate Investment Trust

SA	Stock Company

SE	European Public Limited Liability Company

SpA	Limited Share Company

Tbk PT	State Owned Company

Statement of Investments (Continued)

June 30, 2013

Nationwide Global Equity Fund (Continued)

At June 30, 2013, the Fund’s open forward foreign currency contracts against the United States Dollar were as follows (Note 2):

Currency	Counterparty	Delivery Date	Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Brazilian Real	Credit Suisse International	8/20/13	(2,770,000)	$(1,351,879)	$(1,228,444)	$123,435
British Pound	Goldman Sachs International	8/20/13	(2,035,000)	(3,096,119)	(3,094,075)	2,044
British Pound	Credit Suisse International	8/20/13	(240,000)	(363,037)	(364,903)	(1,866)
Canadian Dollar	Goldman Sachs International	8/20/13	(2,400,000)	(2,348,589)	(2,279,249)	69,340
Chinese Yuan	Credit Suisse International	8/20/13	(14,465,000)	(2,332,463)	(2,346,887)	(14,424)
Hong Kong Dollar	Morgan Stanley Co., Inc.	8/20/13	(1,795,000)	(231,353)	(231,477)	(124)
Indian Rupee	Credit Suisse International	8/20/13	(95,350,000)	(1,621,599)	(1,590,258)	31,341
Indonesian Rupiah	Credit Suisse International	8/20/13	(8,177,600,000)	(830,213)	(819,191)	11,022
Japanese Yen	Credit Suisse International	8/20/13	(43,700,000)	(439,560)	(440,705)	(1,145)
Japanese Yen	Credit Suisse International	8/20/13	(171,900,000)	(1,676,349)	(1,733,575)	(57,226)
Korean Won	Credit Suisse International	8/20/13	(683,000,000)	(607,651)	(596,552)	11,099
Korean Won	Credit Suisse International	8/20/13	(481,000,000)	(430,830)	(420,119)	10,711
Norwegian Krone	Goldman Sachs International	8/20/13	(4,440,000)	(756,441)	(729,645)	26,796
South African Rand	Credit Suisse International	8/20/13	(8,370,000)	(890,492)	(840,525)	49,967
Swiss Franc	Goldman Sachs International	8/20/13	(1,545,000)	(1,591,668)	(1,636,427)	(44,759)
Taiwan Dollar	Credit Suisse International	8/20/13	(25,900,000)	(869,128)	(864,554)	4,574
Thailand Baht	Credit Suisse International	8/20/13	(19,440,000)	(650,777)	(625,103)	25,674

Total Short Contracts				$(20,088,148)	$(19,841,689)	$246,459

Currency	Counterparty	Delivery Date	Currency Received	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Chinese Yuan	Credit Suisse International	8/20/13	1,410,000	$228,027	$228,767	$740
Euro	Credit Suisse International	8/20/13	645,000	858,715	839,745	(18,970)
Euro	Morgan Stanley Co., Inc.	8/20/13	155,000	202,721	201,799	(922)
Euro	Morgan Stanley Co., Inc.	8/20/13	835,000	1,076,388	1,087,112	10,724
Indian Rupee	Credit Suisse International	8/20/13	95,350,000	1,711,849	1,590,257	(121,592)
Japanese Yen	Credit Suisse International	8/20/13	53,000,000	549,479	534,494	(14,985)
Korean Won	Credit Suisse International	8/20/13	108,000,000	95,372	94,330	(1,042)
Mexican Peso	Credit Suisse International	8/20/13	10,770,000	876,180	827,414	(48,766)
Philippine Peso	Credit Suisse International	8/20/13	33,550,000	815,607	776,072	(39,535)
Singapore Dollar	Goldman Sachs International	8/20/13	780,000	625,980	615,437	(10,543)
Swedish Krona	Goldman Sachs International	8/20/13	3,000,000	448,806	446,835	(1,971)

Total Long Contracts				$7,489,124	$7,242,262	$(246,862)

At June 30, 2013, the Fund’s open cross currency forward foreign currency contracts were as follows (Note 2):

Counterparty	Delivery Date		Currency Received		Currency Delivered	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Co., Inc.	8/20/13	857,666	Swiss Franc	(685,000)	Euro	$891,822	$908,419	$16,597

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

June 30, 2013

Nationwide Global Equity Fund
Assets:
Investments, at value (cost $75,794,174)	$84,991,704
Foreign currencies, at value (cost $103,712)	103,403
Dividends receivable	195,629
Receivable for investments sold	87,668
Receivable for capital shares issued	21,243
Reclaims receivable	85,592
Unrealized appreciation on forward foreign currency contracts (Note 2)	394,064
Prepaid expenses	22,402

Total Assets	85,901,705

Liabilities:
Payable for investments purchased	13,962
Payable for capital shares redeemed	24,175
Cash overdraft (Note 2)	13,968
Unrealized depreciation on forward foreign currency contracts (Note 2)	377,870
Accrued expenses and other payables:
Investment advisory fees	14,749
Fund administration fees	9,567
Distribution fees	23,737
Administrative servicing fees	1,782
Accounting and transfer agent fees	25,785
Custodian fees	752
Compliance program costs (Note 3)	61
Professional fees	40,059
Printing fees	1,113
Other	69

Total Liabilities	547,649

Net Assets	$85,354,056

Represented by:
Capital	$101,424,787
Accumulated undistributed net investment income	1,261,113
Accumulated net realized losses from investment, forward and foreign currency transactions	(26,545,293)
Net unrealized appreciation/(depreciation) from investments	9,197,530
Net unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	16,194
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(275)

Net Assets	$85,354,056

Net Assets:
Class A Shares	$50,709,673
Class C Shares	15,773,769
Institutional Service Class Shares	15,718
Institutional Class Shares	18,854,896

Total	$85,354,056

Statement of Assets and Liabilities (Continued)

June 30, 2013

Nationwide Global Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,773,080
Class C Shares	1,228,943
Institutional Service Class Shares	1,140
Institutional Class Shares	1,366,792

Total	6,369,955

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$13.44
Class C Shares (b)	$12.84
Institutional Service Class Shares	$13.79
Institutional Class Shares	$13.80
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.26

Maximum Sales Charge:
Class A Shares	5.75%

(a)	For Class A Shares, the redemption price per share is reduced by 1.00% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended June 30, 2013

Nationwide Global Equity Fund
INVESTMENT INCOME:
Dividend income	$2,166,447
Income from securities lending (Note 2)	10,709
Foreign tax withholding	(198,342)

Total Income	1,978,814

EXPENSES:
Investment advisory fees	639,111
Fund administration fees	138,211
Distribution fees Class A	129,357
Distribution fees Class C	120,492
Administrative servicing fees Class A	5,030
Administrative servicing fees Institutional Service Class (a)	5
Registration and filing fees	50,936
Professional fees	89,329
Printing fees	38,069
Trustee fees	10,944
Custodian fees	29,019
Accounting and transfer agent fees	144,509
Compliance program costs (Note 3)	215
Other	9,940

Total expenses before earnings credit and expenses reimbursed	1,405,167

Earnings credit (Note 5)	(19)
Expenses reimbursed by adviser (Note 3)	(240,312)

Net Expenses	1,164,836

NET INVESTMENT INCOME	813,978

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	3,043,386
Net realized gains from forward and foreign currency transactions (Note 2)	732,528

Net realized gains from investment, forward and foreign currency transactions	3,775,914

Net change in unrealized appreciation/(depreciation) from investments	9,814,269
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	(65,086)
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(35,308)

Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	9,713,875

Net realized/unrealized gains from investments, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	13,489,789

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$14,303,767

(a)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide Global Equity Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012
Operations:
Net investment income	$813,978	$744,985
Net realized gains from investment, forward and foreign currency transactions	3,775,914	74,783
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	9,713,875	(9,383,464)

Change in net assets resulting from operations	14,303,767	(8,563,696)

Distributions to Shareholders From:
Net investment income:
Class A	(1,581,927)	(53,767)
Class B (a)	–	–
Class C	(393,807)	–
Institutional Service Class (b)	–	–
Institutional Class	(602,314)	(102,576)

Change in net assets from shareholder distributions	(2,578,048)	(156,343)

Change in net assets from capital transactions	(14,133,643)	(15,381,872)

Change in net assets	(2,407,924)	(24,101,911)

Net Assets:
Beginning of year	87,761,980	111,863,891

End of year	$85,354,056	$87,761,980

Accumulated undistributed net investment income at end of year	$1,261,113	$2,327,148

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,647,375	$1,218,284
Proceeds from shares issued from class conversion	–	104,549
Dividends reinvested	1,377,187	47,824
Cost of shares redeemed	(11,514,649)	(11,351,274)

Total Class A Shares	(8,490,087)	(9,980,617)

Class B Shares (a)
Proceeds from shares issued	–	–
Proceeds from shares issued from class conversion	–	(104,549)
Dividends reinvested	–	–
Cost of shares redeemed	–	(490,312)

Total Class B Shares	–	(594,861)

Class C Shares
Proceeds from shares issued	54,646	288,598
Dividends reinvested	338,494	–
Cost of shares redeemed	(2,980,619)	(3,389,757)

Total Class C Shares	(2,587,479)	(3,101,159)

(a)	Effective March 1, 2012, Class B Shares were converted to Class A shares.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide Global Equity Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012
CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$14,400	$–
Dividends reinvested	–	–
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	14,400	–

Institutional Class Shares
Proceeds from shares issued	2,594,053	693,702
Dividends reinvested	598,460	102,029
Cost of shares redeemed	(6,262,990)	(2,500,966)

Total Institutional Class Shares	(3,070,477)	(1,705,235)

Change in net assets from capital transactions	$(14,133,643)	$(15,381,872)

SHARE TRANSACTIONS:
Class A Shares
Issued	122,486	104,403
Issued in class conversion	–	8,341
Reinvested	116,218	4,482
Redeemed	(902,064)	(981,905)

Total Class A Shares	(663,360)	(864,679)

Class B Shares (a)
Issued	–	–
Issued in class conversion	–	(8,565)
Reinvested	–	–
Redeemed	–	(39,769)

Total Class B Shares	–	(48,334)

Class C Shares
Issued	4,604	27,117
Reinvested	29,771	–
Redeemed	(244,236)	(305,035)

Total Class C Shares	(209,861)	(277,918)

Institutional Service Class Shares (b)
Issued	1,140	–
Reinvested	–	–
Redeemed	–	–

Total Institutional Service Class Shares	1,140	–

Institutional Class Shares
Issued	185,079	54,195
Reinvested	49,297	9,318
Redeemed	(498,699)	(213,684)

Total Institutional Class Shares	(264,323)	(150,171)

Total change in shares	(1,136,404)	(1,341,102)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective March 1, 2012, Class B Shares were converted to Class A shares.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide Global Equity Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended June 30, 2013 (g)	$11.73	0.13	1.97	2.10	(0.39)	(0.39)	–	$13.44	18.34%		$50,709,673	1.32%	1.00%		1.61%	28.88%
Year Ended June 30, 2012 (g)	$12.67	0.10	(1.03)	(0.93)	(0.01)	(0.01)	–	$11.73	(7.32%	)	$52,035,625	1.50%	0.88%		1.61%	77.00%
Year Ended June 30, 2011 (g)	$10.36	0.03	2.61	2.64	(0.33)	(0.33)	–	$12.67	25.52%		$67,171,855	1.50%	0.26%		1.53%	83.00%
Year Ended June 30, 2010 (g)	$9.46	0.05	1.12	1.17	(0.27)	(0.27)	–	$10.36	12.05%		$64,979,350	1.50%	0.47%		1.55%	83.00%
Year Ended June 30, 2009 (g)	$13.54	0.10	(3.57)	(3.47)	(0.61)	(0.61)	–	$9.46	(24.86%	)	$72,279,938	1.25%	1.10%		1.48%	76.00%

Class C Shares
Year Ended June 30, 2013 (g)	$11.18	0.06	1.89	1.95	(0.29)	(0.29)	–	$12.84	17.79%		$15,773,769	1.81%	0.51%		2.11%	28.88%
Year Ended June 30, 2012 (g)	$12.15	0.01	(0.98)	(0.97)	–	–	–	$11.18	(7.98%	)	$16,081,624	2.25%	0.12%		2.40%	77.00%
Year Ended June 30, 2011 (g)	$9.94	(0.06)	2.50	2.44	(0.23)	(0.23)	–	$12.15	24.48%		$20,863,344	2.25%	(0.49%	)	2.32%	83.00%
Year Ended June 30, 2010 (g)	$9.13	(0.03)	1.07	1.04	(0.23)	(0.23)	–	$9.94	11.29%		$20,499,132	2.25%	(0.28%	)	2.34%	83.00%
Year Ended June 30, 2009 (g)	$13.05	0.03	(3.44)	(3.41)	(0.51)	(0.51)	–	$9.13	(25.46%	)	$22,518,693	2.00%	0.34%		2.30%	76.00%

Institutional Service Class Shares
Period Ended June 30, 2013 (g)(h)	$12.23	0.14	1.42	1.56	–	–	–	$13.79	12.76%		$15,718	1.00%	1.71%		1.32%	28.88%

Institutional Class Shares
Year Ended June 30, 2013 (g)	$12.04	0.16	2.04	2.20	(0.44)	(0.44)	–	$13.80	18.74%		$18,854,896	1.07%	1.24%		1.31%	28.88%
Year Ended June 30, 2012 (g)	$13.04	0.14	(1.08)	(0.94)	(0.06)	(0.06)	–	$12.04	(7.15%	)	$19,644,731	1.25%	1.15%		1.25%	77.00%
Year Ended June 30, 2011 (g)	$10.65	0.08	2.68	2.76	(0.37)	(0.37)	–	$13.04	25.98%		$23,230,312	1.15%	0.62%		1.15%	83.00%
Year Ended June 30, 2010 (g)	$9.69	0.08	1.16	1.24	(0.28)	(0.28)	–	$10.65	12.51%		$25,227,375	1.15%	0.67%		1.15%	83.00%
Year Ended June 30, 2009 (g)	$13.84	0.13	(3.63)	(3.50)	(0.65)	(0.65)	–	$9.69	(24.52%	)	$66,646,018	1.00%	1.27%		1.08%	76.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Nationwide High Yield Bond Fund

How did the Fund perform during the reporting period relative to its benchmark and its peer group?

For the annual period ended June 30, 2013, the Nationwide High Yield Bond Fund (Class A at NAV) returned 7.82% versus 9.49% for its benchmark, the BofA Merrill Lynch (BofAML) U.S. High Yield Cash Pay Constrained Index. For broader comparison, the average return for the Fund’s closest Lipper peer category of High Yield Funds (consisting of 540 funds as of June 30, 2013) was 8.95% for the same time period.

Which sectors and holdings/asset classes contributed the most to the Fund’s performance relative to its benchmark?

Industries that contributed to relative Fund performance during the reporting period included gaming, energy and cable television. The gaming sector helped Fund performance due to the Fund’s good selection of issues and a broad relative overweight to the sector. The gaming sector posted strong performance at various times during the reporting period.

The Fund’s relative overweight position in the energy sector versus that of the benchmark also proved to be beneficial during the reporting period. In addition, the cable television sector contributed to relative Fund performance, due primarily to the Fund’s strong issue selection.

Which sectors and holdings/asset classes detracted the most from the Fund’s performance relative to its benchmark?

While overall spread management was positive, issue selection (with the exception of holdings in the gaming and energy sectors) and sector allocation detracted from relative Fund results during the reporting period. Duration positioning (bias to be modestly shorter versus the benchmark) was a small detractor from relative Fund returns during the reporting period.

Industries that detracted from the Fund’s relative performance during the reporting period included homebuilders/real estate, building materials and banks/thrifts. The Fund was underweight in these areas relative to the benchmark, which hurt Fund performance when these industries performed strongly during the reporting period.

Also during the reporting period, the Fund was slightly hurt by its bias to relatively higher-quality securities, as lower credit quality securities outperformed.

The Fund’s slightly defensive positioning and elevated cash levels versus the benchmark during portions of the reporting period also detracted from Fund performance, as the overall market performed well.

Did the Fund’s investments in derivatives negatively or positively affect the Fund’s performance relative to its benchmark?

The Fund invested in forward foreign currency exchange contracts, selected to hedge against the Fund’s exposure to non-U.S. dollar securities. The Fund’s investments in derivatives did not materially impact Fund performance, as derivatives were used solely for hedging purposes.

Subadviser:

UBS Global Asset Management (Americas) Inc.

Portfolio Managers:

Craig Ellinger and Matthew Iannucci

Fund Performance	Nationwide High Yield Bond Fund

Average Annual Total Return

(For periods ended June 30, 2013)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	7.82%	8.58%	7.34%
	w/SC3	2.92%	7.59%	6.85%
Class C1	w/o SC2	7.49%	8.07%	6.82%
	w/SC4	6.74%	8.07%	6.82%
Institutional Service Class[5,6]		2.94%	–	–
Institutional Class[1,5,7]		8.25%	8.86%	7.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible, because it has the most significant effect on performance data.

[1]	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.

[2]	These returns do not reflect the effects of SC.

[3]	A 4.25% front-end sales charge was deducted.

[4]	A 0.75% contingent deferred sales charge was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[5]	Not subject to any SCs.

[6]	Since inception date of November 21, 2012.

[7]	Effective November 19, 2012, Class Y Shares were renamed Institutional Class Shares.

Expense Ratios

	Gross Ratio*	Expense Ratio*
Class A	1.29%	1.10%
Class C	1.69%	1.50%
Institutional Service Class	1.19%	1.00%
Institutional Class	0.94%	0.75%
*	Current effective prospectus dated November 19, 2012. The difference between gross and net operating expenses reflects contractual waivers in place through February 28, 2014. Please see the Fund’s most recent prospectus for details.

Fund Performance (Continued)

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Nationwide High Yield Bond Fund versus the The BofA Merrill Lynch (BofAML) U.S. High Yield (HY) Cash Pay Constrained Index(a) and the Consumer Price Index (CPI)(b) over the 10-year period ended 06/30/13. Performance prior to the Fund’s inception on 11/19/12 is based on the performance of the Fund’s predecessor fund. Unlike the Fund, the performance for these unmanaged indexes does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index.

(a)	The BofAML U.S. HY Cash Pay Constrained Index is an unmanaged, market-weighted index that measures the performance of publicly issued, nonconvertible, fixed-rate, coupon-bearing, U.S. dollar-denominated, below-investment-grade corporate debt with a maturity of at least one year. Each issue represented must have an outstanding par value of at least $50 million, must be less than BBB/Baa3-rated but not in default, and is restricted to a maximum of 2% of the total index.

(b)	Calculated by the U.S. Department of Labor’s Bureau of Labor Statistics, the CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Shareholder Expense Example	Nationwide High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (January 1, 2013) and continued to hold your shares at the end of the reporting period (June 30, 2013).

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from January 1, 2013 through June 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Expenses for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from January 1, 2013 through June 30, 2013. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

June 30, 2013

Nationwide High Yield Bond Fund			Beginning Account Value ($) 01/01/13	Ending Account Value ($) 06/30/13	Expenses Paid During Period ($) 01/01/13 - 06/30/13[a]	Expense Ratio During Period (%) 01/01/13 - 06/30/13[a]
Class A Shares	Actual		1,000.00	1,008.90	5.33	1.07
	Hypothetical	[b]	1,000.00	1,019.49	5.36	1.07
Class C Shares	Actual		1,000.00	1,005.00	7.46	1.50
	Hypothetical	[b]	1,000.00	1,017.36	7.50	1.50
Institutional Service Class Shares	Actual		1,000.00	1,007.70	4.78	0.96
	Hypothetical	[b]	1,000.00	1,020.03	4.81	0.96
Institutional Class Shares	Actual		1,000.00	1,010.40	3.74	0.75
	Hypothetical	[b]	1,000.00	1,021.08	3.76	0.75

[a]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from January 1, 2013 through June 30, 2013 multiplied to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.

[b]	Represents the hypothetical 5% return before expenses.

Portfolio Summary June 30, 2013	Nationwide High Yield Bond Fund

Asset Allocation †
Corporate Bonds	94.7%
Mutual Fund	2.4%
Yankee Dollar	0.5%
Commercial Mortgage Backed Security	0.2%
Common Stock ††	0.0%
Warrant ††	0.0%
Other assets in excess of liabilities	2.2%

100.0%

Top Industries †††
Oil, Gas & Consumable Fuels	9.6%
Media	9.1%
Diversified Telecommunication Services	7.8%
Hotels, Restaurants & Leisure	5.8%
Consumer Finance	4.5%
Health Care Providers & Services	4.3%
Commercial Banks	3.4%
Chemicals	3.2%
Metals & Mining	2.8%
Specialty Retail	2.7%
Other Industries	46.8%

100.0%

Top Holdings †††
Fidelity Institutional Money Market Fund—Institutional Class	2.5%
DISH DBS Corp., 7.88%, 09/01/19	1.5%
Ally Financial, Inc., 8.00%, 03/15/20	1.4%
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	1.2%
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21	1.2%
International Lease Finance Corp., 7.13%, 09/01/18	1.1%
CIT Group, Inc., 5.50%, 02/15/19	1.1%
Yonkers Racing Corp., 11.38%, 07/15/16	0.9%
Level 3 Financing, Inc., 10.00%, 02/01/18	0.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 04/30/20	0.9%
Other Holdings	87.3%

100.0%

Top Countries †††
United States	82.6%
Luxembourg	4.9%
United Kingdom	2.3%
Ireland	2.1%
Cayman Islands	2.1%
Canada	1.7%
Netherlands	1.4%
Marshall Islands	0.7%
Liberia	0.5%
France	0.5%
Other Countries	1.2%

100.0%

†	Percentages indicated are based upon net assets as of June 30, 2013.

††	Amount rounds to less than 0.1%.

†††	Percentages indicated are based upon total investments as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statement of Investments

June 30, 2013

Nationwide High Yield Bond Fund

Commercial Mortgage Backed Security 0.2%

	Principal Amount	Market Value

Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM 6.12%, 02/15/51 (a)	$100,000	$109,191

Total Commercial Mortgage Backed Security (cost $79,027)		109,191

Corporate Bonds 94.7%
Aerospace & Defense 0.4%
B/E Aerospace, Inc., 6.88%, 10/01/20	100,000	108,000
TransDigm, Inc., 7.75%, 12/15/18	100,000	105,250

		213,250

Airlines 0.3%
Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.13%, 04/29/18	175,000	176,750

Auto Components 1.8%
American Axle & Manufacturing, Inc., 6.63%, 10/15/22	300,000	306,000
Goodyear Tire & Rubber Co. (The) 8.25%, 08/15/20	150,000	164,250
6.50%, 03/01/21	75,000	76,219
Lear Corp., 4.75%, 01/15/23 (b)	175,000	166,687
Meritor, Inc., 10.63%, 03/15/18	150,000	162,375
Tenneco, Inc., 7.75%, 08/15/18	175,000	187,250

		1,062,781

Automobiles 0.8%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.00%, 06/15/19	205,000	224,219
8.25%, 06/15/21	200,000	220,000

		444,219

Beverages 0.3%
Constellation Brands, Inc., 7.25%, 05/15/17	140,000	159,600

Biotechnology 0.1%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 09/15/18	50,000	54,125

Building Products 0.5%
Builders FirstSource, Inc., 7.63%, 06/01/21 (b)	125,000	120,937

Corporate Bonds (continued)

	Principal Amount	Market Value

Building Products (continued)
Ply Gem Industries, Inc., 8.25%, 02/15/18	$135,000	$143,775

		264,712

Chemicals 3.1%
Axiall Corp., 4.88%, 05/15/23 (b)	175,000	166,687
Basell Finance Co. BV, 8.10%, 03/15/27 (b)	290,000	377,342
Celanese US Holdings LLC, 5.88%, 06/15/21	120,000	126,900
Eagle Spinco, Inc., 4.63%, 02/15/21 (b)	350,000	336,000
INEOS Group Holdings SA, 6.13%, 08/15/18 (b)	200,000	189,000
LyondellBasell Industries NV 6.00%, 11/15/21	135,000	151,200
5.75%, 04/15/24	240,000	261,531
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 04/01/20 (b)	175,000	168,000

		1,776,660

Commercial Banks 2.8%
CIT Group, Inc. 4.25%, 08/15/17	175,000	174,563
5.50%, 02/15/19 (b)	610,000	626,775
HBOS PLC, 6.75%, 05/21/18 (b)	225,000	239,401
Lloyds Banking Group PLC, 6.41%, 10/01/35 (b)(c)	375,000	324,375
RBS Capital Trust II, 6.43%, 01/03/34 (c)	150,000	118,500
Zions Bancorporation, 5.50%, 11/16/15	140,000	145,250

		1,628,864

Commercial Services & Supplies 2.7%
Algeco Scotsman Global Finance PLC, 10.75%, 10/15/19 (b)	250,000	238,750
Ceridian Corp., 11.25%, 11/15/15	180,000	183,600
Clean Harbors, Inc., 5.25%, 08/01/20	75,000	76,312
ExamWorks Group, Inc., 9.00%, 07/15/19	425,000	459,000
FTI Consulting, Inc., 6.75%, 10/01/20	100,000	105,250
Premier Graphics, Inc., 11.50%, 12/01/05 (d)(e)	4,250,000	0
RR Donnelley & Sons Co., 7.88%, 03/15/21	100,000	102,000

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Commercial Services & Supplies (continued)
ServiceMaster Co. 8.00%, 02/15/20	$155,000	$155,387
7.00%, 08/15/20	225,000	213,188

		1,533,487

Communications Equipment 0.7%
Avaya, Inc., 7.00%, 04/01/19 (b)	100,000	90,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (b)	125,000	118,437
WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 07/15/19	200,000	213,000

		421,687

Computers & Peripherals 0.6%
Seagate HDD Cayman 7.00%, 11/01/21	50,000	53,625
4.75%, 06/01/23 (b)	325,000	301,438

		355,063

Construction Materials 1.3%
Cemex SAB de CV, 5.88%, 03/25/19 (b)	200,000	195,905
Hanson Ltd., 6.13%, 08/15/16	200,000	216,599
Vulcan Materials Co., 7.50%, 06/15/21	300,000	336,000

		748,504

Consumer Finance 4.4%
Ally Financial, Inc. 5.50%, 02/15/17	125,000	130,312
8.00%, 03/15/20	650,000	757,250
8.00%, 11/01/31	135,000	162,675
General Motors Financial Co., Inc., 3.25%, 05/15/18 (b)	50,000	48,125
ILFC E-Capital Trust I, 4.96%, 12/21/65 (a)(b)	195,000	164,287
International Lease Finance Corp. 8.75%, 03/15/17	220,000	244,750
3.88%, 04/15/18	150,000	141,000
7.13%, 09/01/18 (b)	575,000	636,813
Springleaf Finance Corp., 6.90%, 12/15/17	240,000	235,800

		2,521,012

Containers & Packaging 1.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.88%, 11/15/22 (b)	200,000	186,000

Corporate Bonds (continued)

	Principal Amount	Market Value

Containers & Packaging (continued)
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23 (b)	$100,000	$94,250
Graphic Packaging International, Inc. 7.88%, 10/01/18	120,000	129,900
4.75%, 04/15/21	125,000	121,250
Sealed Air Corp. 8.38%, 09/15/21 (b)	240,000	271,500
5.25%, 04/01/23 (b)	75,000	72,750

		875,650

Distributors 1.0%
American Builders & Contractors Supply Co., Inc., 5.63%, 04/15/21 (b)	175,000	171,500
Ferrellgas LP/Ferrellgas Finance Corp., 9.13%, 10/01/17	195,000	205,237
LKQ Corp., 4.75%, 05/15/23 (b)	150,000	142,500
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/01/18	67,000	70,350

		589,587

Diversified Financial Services 1.6%
Coinstar, Inc., 6.00%, 03/15/19 (b)	75,000	75,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 01/15/18	225,000	235,687
Interactive Data Corp., 10.25%, 08/01/18	25,000	27,687
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.38%, 04/01/20 (b)	200,000	196,000
SquareTwo Financial Corp., 11.63%, 04/01/17	355,000	362,988

		897,362

Diversified Telecommunication Services 7.6%
CenturyLink, Inc., Series S, 6.45%, 06/15/21	230,000	239,701
CenturyLink, Inc., Series P, 7.60%, 09/15/39	75,000	71,891
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, 12/01/15 (b)	155,000	164,494
Embarq Corp., 8.00%, 06/01/36	75,000	79,986
Frontier Communications Corp. 8.50%, 04/15/20	275,000	303,187
9.25%, 07/01/21	100,000	114,250
9.00%, 08/15/31	230,000	225,400

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Diversified Telecommunication Services (continued)
Level 3 Communications, Inc., 11.88%, 02/01/19	$190,000	$215,650
Level 3 Financing, Inc., 10.00%, 02/01/18	485,000	521,375
Lynx II Corp., 6.38%, 04/15/23 (b)	200,000	202,000
PAETEC Holding Corp., 9.88%, 12/01/18	400,000	441,000
Sable International Finance Ltd., 7.75%, 02/15/17 (b)	125,000	129,688
Sprint Capital Corp. 6.90%, 05/01/19	175,000	182,000
8.75%, 03/15/32	175,000	192,938
UPCB Finance V Ltd., 7.25%, 11/15/21 (b)	250,000	268,125
West Corp., 7.88%, 01/15/19	250,000	260,625
Wind Acquisition Finance SA 11.75%, 07/15/17 (b)	370,000	384,800
7.25%, 02/15/18 (b)	225,000	227,250
Windstream Corp., 7.75%, 10/01/21	150,000	154,500

		4,378,860

Electric Utilities 2.1%
AES Corp. 8.00%, 10/15/17	285,000	320,269
8.00%, 06/01/20	285,000	324,187
4.88%, 05/15/23	50,000	46,625
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, 12/01/20	175,000	192,500
12.25%, 03/01/22 (b)	225,000	248,625
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/01/20 (b)	115,000	85,675

		1,217,881

Electrical Equipment 0.2%
Coleman Cable, Inc., 9.00%, 02/15/18	115,000	121,613

Electronic Equipment, Instruments & Components 0.6%
Flextronics International Ltd., 5.00%, 02/15/23 (b)	175,000	169,312
Jabil Circuit, Inc., 8.25%, 03/15/18	150,000	177,188

		346,500

Energy Equipment & Services 1.7%
Helix Energy Solutions Group, Inc., 9.50%, 01/15/16 (b)	272,000	278,460
Hiland Partners LP/Hiland Partners Finance Corp., 7.25%, 10/01/20 (b)	200,000	206,500

Corporate Bonds (continued)

	Principal Amount	Market Value

Energy Equipment & Services (continued)
Key Energy Services, Inc., 6.75%, 03/01/21	$275,000	$263,313
SESI LLC, 7.13%, 12/15/21	190,000	205,675

		953,948

Food & Staples Retailing 0.3%
CST Brands, Inc., 5.00%, 05/01/23 (b)	25,000	24,375
Rite Aid Corp., 9.25%, 03/15/20	150,000	165,375

		189,750

Food Products 0.7%
Agrokor DD, 8.88%, 02/01/20 (b)	100,000	104,596
ARAMARK Corp., 5.75%, 03/15/20 (b)	75,000	76,125
Michael Foods, Inc., 9.75%, 07/15/18	220,000	240,900

		421,621

Gas Utilities 2.4%
Crosstex Energy LP, 8.88%, 02/15/18	280,000	297,500
El Paso Corp., 7.75%, 01/15/32	270,000	287,887
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC, 8.88%, 03/15/18	150,000	152,306
Sabine Pass Liquefaction LLC, 5.63%, 02/01/21 (b)	675,000	644,625

		1,382,318

Health Care Providers & Services 4.2%
Capella Healthcare, Inc., 9.25%, 07/01/17	75,000	79,687
CHS/Community Health Systems, Inc. 5.13%, 08/15/18	125,000	126,875
8.00%, 11/15/19	125,000	133,125
ConvaTec Healthcare E SA, 10.50%, 12/15/18 (b)	400,000	437,000
HCA, Inc. 7.50%, 02/15/22	375,000	414,375
5.88%, 03/15/22	100,000	102,500
Hologic, Inc., 6.25%, 08/01/20	50,000	51,875
Multiplan, Inc., 9.88%, 09/01/18 (b)	400,000	436,000
Omnicare, Inc., 7.75%, 06/01/20	42,000	45,780

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.
8.00%, 08/01/20	$160,000	$166,400
4.38%, 10/01/21 (b)	175,000	161,438
6.88%, 11/15/31	75,000	64,500
United Surgical Partners International, Inc., 9.00%, 04/01/20	200,000	216,000

		2,435,555

Hotels, Restaurants & Leisure 5.7%
Caesars Entertainment Operating Co., Inc. 5.63%, 06/01/15	145,000	129,775
11.25%, 06/01/17	125,000	129,687
10.00%, 12/15/18	205,000	121,975
CityCenter Holdings LLC/CityCenter Finance Corp., 10.75%, 01/15/17 (f)	306,675	331,209
Diamond Resorts Corp., 12.00%, 08/15/18	390,000	421,200
Felcor Lodging LP, 6.75%, 06/01/19	165,000	172,425
MGM Resorts International, 10.00%, 11/01/16	315,000	368,550
Royal Caribbean Cruises Ltd. 5.25%, 11/15/22	100,000	97,500
7.50%, 10/15/27	190,000	209,000
Shingle Springs Tribal Gaming Authority, 9.38%, 06/15/15 (b)	490,000	485,100
Speedway Motorsports, Inc., 6.75%, 02/01/19	75,000	78,375
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.38%, 06/01/21 (b)	150,000	145,875
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15 (b)	65,000	56,875
Yonkers Racing Corp., 11.38%, 07/15/16 (b)	500,000	525,000

		3,272,546

Household Durables 1.0%
DR Horton, Inc., 4.38%, 09/15/22	200,000	189,500
Standard Pacific Corp. 10.75%, 09/15/16	115,000	136,850
8.38%, 01/15/21	125,000	143,750
Toll Brothers Finance Corp., 8.91%, 10/15/17	80,000	95,000

		565,100

Household Products 1.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 9.88%, 08/15/19	250,000	268,125

Corporate Bonds (continued)

	Principal Amount	Market Value

Household Products (continued)
Spectrum Brands Escrow Corp. 6.38%, 11/15/20 (b)	$100,000	$105,250
6.63%, 11/15/22 (b)	75,000	79,500
YCC Holdings LLC/Yankee Finance, Inc., 10.25%, 02/15/16 (f)	225,000	231,188

		684,063

Industrial Conglomerates 0.5%
Bombardier, Inc., 7.75%, 03/15/20 (b)	150,000	168,000
RBS Global, Inc./Rexnord LLC, 8.50%, 05/01/18	140,000	149,100

		317,100

Information Technology Services 1.2%
First Data Corp. 11.25%, 03/31/16	332,000	325,360
12.63%, 01/15/21	275,000	290,125
10.63%, 06/15/21 (b)	100,000	96,500

		711,985

Insurance 1.7%
American General Institutional Capital, Series A, 7.57%, 12/01/45 (b)	195,000	226,200
AXA SA, 6.38%, 12/14/36 (b)(c)	275,000	266,750
Liberty Mutual Group, Inc., 10.75%, 06/15/88 (a)(b)	110,000	168,575
XL Group PLC, Series E, 6.50%, 04/15/17 (c)	315,000	305,550

		967,075

Internet Software & Services 0.7%
Equinix, Inc. 7.00%, 07/15/21	150,000	162,750
5.38%, 04/01/23	250,000	245,000

		407,750

Leisure Equipment & Products 0.1%
Brunswick Corp., 4.63%, 05/15/21 (b)	75,000	73,125

Machinery 1.8%
Case New Holland, Inc., 7.88%, 12/01/17	300,000	339,750
Huntington Ingalls Industries, Inc., 7.13%, 03/15/21	100,000	107,500
Manitowoc Co., Inc. (The), 8.50%, 11/01/20	325,000	355,875
Severstal Columbus LLC, 10.25%, 02/15/18	200,000	207,500

		1,010,625

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Marine 0.7%
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.63%, 11/01/17	$225,000	$230,063
Navios Maritime Holdings, Inc./Navios Maritime Finance US Inc, 8.88%, 11/01/17	160,000	166,000

		396,063

Media 8.9%
AMC Entertainment, Inc., 9.75%, 12/01/20	180,000	202,500
Cablevision Systems Corp., 8.63%, 09/15/17	140,000	158,200
CCO Holdings LLC/CCO Holdings Capital Corp., 8.13%, 04/30/20	475,000	520,125
Cinemark USA, Inc., 4.88%, 06/01/23 (b)	100,000	95,500
Clear Channel Communications, Inc. 10.75%, 08/01/16	190,000	164,825
9.00%, 12/15/19 (b)	100,000	97,000
Cogeco Cable, Inc., 4.88%, 05/01/20 (b)	150,000	145,500
CSC Holdings LLC, 8.63%, 02/15/19	125,000	143,750
DISH DBS Corp., 7.88%, 09/01/19	775,000	871,875
Entravision Communications Corp., 8.75%, 08/01/17	189,000	201,049
Intelsat Jackson Holdings SA 7.25%, 10/15/20	650,000	682,500
5.50%, 08/01/23 (b)	75,000	70,125
Intelsat Luxembourg SA 6.75%, 06/01/18 (b)	50,000	50,250
7.75%, 06/01/21 (b)	150,000	151,125
McClatchy Co. (The), 9.00%, 12/15/22 (b)	300,000	313,500
Nara Cable Funding Ltd., 8.88%, 12/01/18 (b)	400,000	414,000
Nexstar Broadcasting, Inc./Mission Broadcasting Inc, 8.88%, 04/15/17	125,000	134,375
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	135,000	145,125
Ono Finance II PLC, 10.88%, 07/15/19 (b)	150,000	155,250
Sinclair Television Group, Inc., 6.13%, 10/01/22	100,000	100,250
Sirius XM Radio, Inc. 4.25%, 05/15/20 (b)	75,000	70,125
4.63%, 05/15/23 (b)	100,000	93,000
WMG Acquisition Corp., 6.00%, 01/15/21 (b)	135,000	139,050

		5,118,999

Corporate Bonds (continued)

	Principal Amount	Market Value

Metals & Mining 2.7%
ArcelorMittal, 6.75%, 02/25/22	$200,000	$205,370
Arch Coal, Inc., 9.88%, 06/15/19 (b)	175,000	165,375
Commercial Metals Co., 4.88%, 05/15/23	150,000	137,625
CONSOL Energy, Inc., 8.25%, 04/01/20	75,000	78,938
FMG Resources August 2006 Pty Ltd., 8.25%, 11/01/19 (b)	150,000	153,750
Hecla Mining Co., 6.88%, 05/01/21 (b)	175,000	164,500
Inmet Mining Corp., 8.75%, 06/01/20 (b)	300,000	306,000
Murray Energy Corp., 8.63%, 06/15/21 (b)	25,000	25,000
Novelis, Inc., 8.38%, 12/15/17	75,000	79,594
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 6.50%, 05/15/21 (b)	250,000	238,750

		1,554,902

Multi-Utilities & Unregulated Power 1.8%
Calpine Corp., 7.88%, 07/31/20 (b)	180,000	195,300
NRG Energy, Inc. 8.50%, 06/15/19	350,000	374,062
8.25%, 09/01/20	425,000	456,875

		1,026,237

Office Electronics 0.9%
CDW LLC/CDW Finance Corp. 12.54%, 10/12/17	297,000	312,592
8.50%, 04/01/19	175,000	188,563

		501,155

Oil, Gas & Consumable Fuels 9.4%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.63%, 10/15/18	240,000	249,600
Antero Resources Finance Corp., 6.00%, 12/01/20	325,000	320,125
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, 04/15/22	275,000	283,937
Chesapeake Energy Corp. 9.50%, 02/15/15	105,000	114,975
6.63%, 08/15/20	125,000	133,437
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.63%, 11/15/19 (b)	275,000	276,375

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc., 4.50%, 04/15/23 (b)	$200,000	$194,000
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22 (b)	125,000	122,812
EP Energy LLC/EP Energy Finance, Inc., 9.38%, 05/01/20	275,000	310,063
EPE Holdings LLC/EP Energy Bond Co., Inc., 8.87%, 12/15/17 (b)(f)	104,289	106,896
Forest Oil Corp., 7.25%, 06/15/19	335,000	314,900
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 02/15/20 (b)	85,000	91,162
7.63%, 04/15/21 (b)	125,000	130,938
Legacy Reserves LP/Legacy Reserves Finance Corp., 6.63%, 12/01/21 (b)	100,000	96,000
Linn Energy LLC/Linn Energy Finance Corp. 8.63%, 04/15/20	10,000	10,500
7.75%, 02/01/21	240,000	240,000
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 05/01/21 (b)	175,000	172,375
Midstates Petroleum Co., Inc./ Midstates Petroleum Co LLC, 10.75%, 10/01/20 (b)	450,000	461,250
Offshore Group Investment Ltd., 7.50%, 11/01/19	450,000	468,429
Pacific Drilling SA, 5.38%, 06/01/20 (b)	150,000	140,400
PetroBakken Energy Ltd., 8.63%, 02/01/20 (b)	225,000	213,750
Quicksilver Resources, Inc. 7.13%, 04/01/16	350,000	309,750
9.13%, 08/15/19	75,000	63,938
Range Resources Corp. 8.00%, 05/15/19	100,000	106,500
5.75%, 06/01/21	140,000	144,900
Samson Investment Co., 10.00%, 02/15/20 (b)	125,000	131,563
SandRidge Energy, Inc., 8.75%, 01/15/20	110,000	111,100
Swift Energy Co., 7.88%, 03/01/22	75,000	74,813

		5,394,488

Paper & Forest Products 1.7%
Boise Paper Holdings LLC 9.00%, 11/01/17	70,000	73,850
8.00%, 04/01/20	125,000	132,500
Clearwater Paper Corp.
7.13%, 11/01/18	125,000	134,375
4.50%, 02/01/23 (b)	25,000	23,875

Corporate Bonds (continued)

	Principal Amount	Market Value

Paper & Forest Products (continued)
Masco Corp., 7.13%, 03/15/20	$150,000	$167,250
Mercer International, Inc., 9.50%, 12/01/17	205,000	220,375
Smurfit Kappa Acquisitions, 4.88%, 09/15/18 (b)	200,000	201,626

		953,851

Personal Products 0.4%
Revlon Consumer Products Corp., 5.75%, 02/15/21 (b)	250,000	244,375

Pharmaceuticals 1.4%
Endo Health Solutions, Inc., 7.25%, 01/15/22	100,000	100,500
Grifols, Inc., 8.25%, 02/01/18	290,000	312,475
Sky Growth Acquisition Corp., 7.38%, 10/15/20 (b)	75,000	75,375
Valeant Pharmaceuticals International, 7.00%, 10/01/20 (b)	295,000	296,475

		784,825

Real Estate Investment Trusts (REITs) 0.9%
DuPont Fabros Technology LP, 8.50%, 12/15/17	450,000	474,750
Geo Group, Inc. (The), 5.13%, 04/01/23 (b)	75,000	71,438

		546,188

Real Estate Management & Development 0.6%
CBRE Services, Inc., 5.00%, 03/15/23	175,000	165,375
Realogy Group LLC, 7.88%, 02/15/19 (b)	150,000	158,625

		324,000

Road & Rail 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50%, 04/01/23 (b)	100,000	96,625
CHC Helicopter SA, 9.25%, 10/15/20	125,000	128,125
Hertz Corp. (The), 5.88%, 10/15/20	100,000	103,000

		327,750

Semiconductors & Semiconductor Equipment 0.4%
Freescale Semiconductor, Inc. 10.13%, 03/15/18 (b)	37,000	40,145
10.75%, 08/01/20	151,000	164,968

		205,113

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Market Value

Software 1.7%
Brocade Communications Systems, Inc., 6.88%, 01/15/20	$50,000	$53,375
Epicor Software Corp., 8.63%, 05/01/19	200,000	205,000
IMS Health, Inc., 6.00%, 11/01/20 (b)	100,000	101,000
Infor US, Inc. 11.50%, 07/15/18	75,000	84,563
9.38%, 04/01/19	175,000	189,656
MedAssets, Inc., 8.00%, 11/15/18	300,000	318,000

		951,594

Specialty Retail 2.7%
Burlington Coat Factory Warehouse Corp., 10.00%, 02/15/19	275,000	302,500
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.75%, 02/15/18 (b)(f)	100,000	102,000
Claire’s Stores, Inc. 8.88%, 03/15/19	150,000	156,750
7.75%, 06/01/20 (b)	175,000	169,750
Ltd. Brands, Inc. 8.50%, 06/15/19	155,000	180,187
7.60%, 07/15/37	100,000	101,000
Party City Holdings, Inc., 8.88%, 08/01/20 (b)	150,000	160,875
Petco Animal Supplies, Inc., 9.25%, 12/01/18 (b)	195,000	209,625
Petco Holdings, Inc., 8.50%, 10/15/17 (b)(f)	150,000	151,500

		1,534,187

Wireless Telecommunication Services 2.3%
MetroPCS Wireless, Inc., 6.63%, 04/01/23 (b)	150,000	152,625
Sprint Nextel Corp.
6.00%, 12/01/16	335,000	353,425
9.13%, 03/01/17	150,000	172,875
8.38%, 08/15/17	390,000	437,775
9.00%, 11/15/18 (b)	135,000	157,613
11.50%, 11/15/21	45,000	59,850

		1,334,163

Total Corporate Bonds (cost $53,444,838)		54,378,618

Common Stock 0.0%†

	Shares	Market Value

Hotels, Restaurants & Leisure 0.0%†
American Restaurant Group Inc. * (d)(g)	972	$0

Total Common Stock (cost $—)		0

Warrant 0.0%†

	Number of Warrants	Market Value

Aerospace & Defense 0.0%†
Sabreliner Corp., expiring at exercise price of $0.01 on 06/08/18* (d)(g)	8,400	0

Total Warrant (cost $0)		0

Yankee Dollar 0.5%

	Principal Amount	Market Value

Commercial Banks 0.5%
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	$325,000	309,846

Total Yankee Dollar (cost $329,348)		309,846

Mutual Fund 2.4%

	Shares	Market Value

Money Market Fund 2.4%
Fidelity Institutional Money Market Fund — Institutional Class, 0.12% (h)	1,388,384	1,388,384

Total Mutual Fund (cost $1,388,384)		$1,388,384

Total Investments (cost $55,241,597) (i) — 97.8%		56,186,039

Other assets in excess of liabilities — 2.2%		1,263,763

NET ASSETS — 100.0%		$57,449,802

*	Denotes a non-income producing security.

(a)	Variable Rate Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2013. The maturity date represents the actual maturity date.

Statement of Investments (Continued)

June 30, 2013

Nationwide High Yield Bond Fund (Continued)

(b)	Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities at June 30, 2013 was $19,958,715 which represents 34.74% of net assets.

(c)	Variable Rate and Perpetual Bond Security. The rate reflected in the Statement of Investments is the rate in effect on June 30, 2013. The maturity date reflects the next call date.

(d)	Fair Valued Security.

(e)	Security in default.

(f)	PIK — Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

(g)	Illiquid security.

(h)	Represents 7-day effective yield as of June 30, 2013.

(i)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

†	Amount rounds to less than 0.1%.

BV	Private Limited Liability Company

LLC	Limited Liability Company

LP	Limited Partnership

Ltd.	Limited

NV	Public Traded Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SA	Stock Company

SAB de CV	Public Traded Company

ULC	Unlimited Liability Company

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

June 30, 2013

Nationwide High Yield Bond Fund
Assets:
Investments, at value (cost $55,241,597)	$56,186,039
Interest and dividends receivable	1,043,493
Receivable for investments sold	391,946
Receivable for capital shares issued	27,812
Prepaid expenses	9,392

Total Assets	57,658,682

Liabilities:
Distributions payable	82,693
Payable for capital shares redeemed	21,624
Cash overdraft (Note 2)	10,945
Accrued expenses and other payables:
Investment advisory fees	3,989
Fund administration fees	7,576
Distribution fees	10,272
Administrative servicing fees	11,653
Accounting and transfer agent fees	7,686
Custodian fees	382
Compliance program costs (Note 3)	78
Professional fees	47,859
Printing fees	4,055
Other	68

Total Liabilities	208,880

Net Assets	$57,449,802

Represented by:
Capital	$116,118,270
Accumulated distributions in excess of net investment income	(875)
Accumulated net realized losses from investment, futures, forward and foreign currency transactions	(59,612,035)
Net unrealized appreciation/(depreciation) from investments	944,442

Net Assets	$57,449,802

Net Assets:
Class A Shares	$27,010,702
Class C Shares	7,366,722
Institutional Service Class Shares	88,199
Institutional Class Shares	22,984,179

Total	$57,449,802

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	4,401,232
Class C Shares	1,193,177
Institutional Service Class Shares	14,265
Institutional Class Shares	3,721,637

Total	9,330,311

Statement of Assets and Liabilities (Continued)

June 30, 2013

Nationwide High Yield Bond Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares (a)	$6.14
Class C Shares (b)	$6.17
Institutional Service Class Shares	$6.18
Institutional Class Shares	$6.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$6.41

Maximum Sales Charge:
Class A Shares	4.25%

(a)	For Class A Shares, the redemption price per share is reduced by 0.75% on sales of shares of original purchases of $1,000,000 or more or that were not subject to a front-end sales charge made within 18 months of the purchase date.
(b)	For Class C Shares, the redemption price per share is reduced by 0.75% for shares held less than one year.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the Year Ended June 30, 2013

Nationwide High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$5,046,594
Dividend income	4,458

Total Income	5,051,052

EXPENSES:
Investment advisory fees	396,939
Fund administration fees	106,486
Distribution fees Class A	75,458
Distribution fees Class C	43,621
Administrative servicing fees Class A	12,970
Administrative servicing fees Institutional Service Class (a)	91
Registration and filing fees	36,886
Professional fees	77,660
Printing fees	31,920
Trustee fees	10,017
Custodian fees	11,244
Accounting and transfer agent fees	61,275
Compliance program costs (Note 3)	197
Other	13,234

Total expenses before earnings credit and expenses reimbursed	877,998

Earnings credit (Note 5)	(167)
Expenses reimbursed by adviser (Note 3)	(164,827)

Net Expenses	713,004

NET INVESTMENT INCOME	4,338,048

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains from investment transactions	2,577,563
Net realized losses from futures transactions (Note 2)	(37,125)
Net realized losses from forward and foreign currency transactions (Note 2)	(2,728)

Net realized gains from investment, futures, forward and foreign currency transactions	2,537,710

Net change in unrealized appreciation/(depreciation) from investments	(1,146,507)
Net change in unrealized appreciation/(depreciation) from futures contracts (Note 2)	5,948
Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts (Note 2)	5,181
Net change in unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	(4,274)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(1,139,652)

Net realized/unrealized gains from investments, futures, forward and foreign currency transactions, and translation of assets and liabilities denominated in foreign currencies	1,398,058

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$5,736,106

(a)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Nationwide High Yield Bond Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012
Operations:
Net investment income	$4,338,048	$5,962,231
Net realized gains from investment, futures, forward and foreign currency transactions	2,537,710	1,318,901
Net change in unrealized appreciation/(depreciation) from investments, futures contracts, forward foreign currency contracts, and translation of assets and liabilities denominated in foreign currencies	(1,139,652)	(3,466,296)

Change in net assets resulting from operations	5,736,106	3,814,836

Distributions to Shareholders From:
Net investment income:
Class A	(2,013,066)	(2,712,135)
Class B (a)	–	(21,282)
Class C	(449,046)	(518,408)
Institutional Service Class (b)	(2,858)	–
Institutional Class	(2,351,236)	(2,700,744)

Change in net assets from shareholder distributions	(4,816,206)	(5,952,569)

Change in net assets from capital transactions	(24,259,733)	(12,572,141)

Change in net assets	(23,339,833)	(14,709,874)

Net Assets:
Beginning of year	80,789,635	95,499,509

End of year	$57,449,802	$80,789,635

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(875)	$491,613

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,056,869	$2,582,821
Shares converted from Class B to Class A	–	546,438
Dividends reinvested	1,236,310	1,315,628
Cost of shares redeemed	(13,013,005)	(8,235,923)

Total Class A Shares	(9,719,826)	(3,791,036)

Class B Shares (a)
Proceeds from shares issued	–	–
Shares converted from Class B to Class A	–	(546,438)
Dividends reinvested	–	7,658
Cost of shares redeemed	–	(43,194)

Total Class B Shares	–	(581,974)

Class C Shares
Proceeds from shares issued	406,218	840,848
Dividends reinvested	288,353	294,475
Cost of shares redeemed	(1,309,701)	(2,250,534)

Total Class C Shares	(615,130)	(1,115,211)

(a)	Effective March 1, 2012, Class B Shares were converted to Class A Shares.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

Statements of Changes in Net Assets (Continued)

	Nationwide High Yield Bond Fund
	Year Ended June 30, 2013	Year Ended June 30, 2012

CAPITAL TRANSACTIONS: (continued)
Institutional Service Class Shares (b)
Proceeds from shares issued	$87,290	$–
Dividends reinvested	2,858	–
Cost of shares redeemed	–	–

Total Institutional Service Class Shares	90,148	–

Institutional Class Shares
Proceeds from shares issued	2,902,346	3,886,148
Dividends reinvested	2,146,515	2,624,945
Cost of shares redeemed	(19,063,786)	(13,595,013)

Total Institutional Class Shares	(14,014,925)	(7,083,920)

Change in net assets from capital transactions	$(24,259,733)	$(12,572,141)

SHARE TRANSACTIONS:
Class A Shares
Issued	324,602	427,926
Shares converted from Class B to Class A	–	90,305
Reinvested	197,608	220,750
Redeemed	(2,086,301)	(1,363,547)

Total Class A Shares	(1,564,091)	(624,566)

Class B Shares(a)
Issued	–	–
Shares converted from Class B to Class A	–	(90,220)
Reinvested	–	1,296
Redeemed	–	(7,150)

Total Class B Shares	–	(96,074)

Class C Shares
Issued	63,856	142,407
Reinvested	45,842	49,324
Redeemed	(208,596)	(371,775)

Total Class C Shares	(98,898)	(180,044)

Institutional Service Class Shares(b)
Issued	13,815	–
Reinvested	450	–
Redeemed	–	–

Total Institutional Service Class Shares	14,265	–

Institutional Class Shares
Issued	460,481	647,255
Reinvested	341,196	436,450
Redeemed	(3,039,682)	(2,257,023)

Total Institutional Class Shares	(2,238,005)	(1,173,318)

Total change in shares	(3,886,729)	(2,074,002)

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Effective March 1, 2012, Class B Shares were converted to Class A Shares.
(b)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Selected data for each share of capital outstanding throughout the periods indicated

Nationwide High Yield Bond Fund

		Operations			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended June 30, 2013 (g)	$6.09	0.39	0.08	0.47	(0.42)	(0.42)	–	$6.14	7.82%		$27,010,702	1.13%	6.15%	1.38%	52.28%
Year Ended June 30, 2012 (g)	$6.22	0.42	(0.13)	0.29	(0.42)	(0.42)	–	$6.09	5.06%		$36,305,809	1.20%	6.98%	1.33%	50.00%
Year Ended June 30, 2011 (g)	$5.89	0.48	0.34	0.82	(0.49)	(0.49)	–	$6.22	14.30%		$40,987,009	1.20%	7.73%	1.37%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.57	0.71	1.28	(0.55)	(0.55)	–	$5.89	25.49%		$36,333,534	1.20%	9.80%	1.38%	61.00%
Year Ended June 30, 2009 (g)	$6.19	0.50	(1.00)	(0.50)	(0.53)	(0.53)	–	$5.16	(7.12%	)	$39,859,100	1.20%	9.96%	1.33%	92.00%

Class C Shares
Year Ended June 30, 2013 (g)	$6.09	0.37	0.08	0.45	(0.37)	(0.37)	–	$6.17	7.49%		$7,366,722	1.40%	5.83%	1.66%	52.28%
Year Ended June 30, 2012 (g)	$6.23	0.39	(0.14)	0.25	(0.39)	(0.39)	–	$6.09	4.35%		$7,872,256	1.70%	6.46%	1.83%	50.00%
Year Ended June 30, 2011 (g)	$5.90	0.45	0.34	0.79	(0.46)	(0.46)	–	$6.23	13.72%		$9,164,527	1.70%	7.24%	1.86%	55.00%
Year Ended June 30, 2010 (g)	$5.16	0.54	0.72	1.26	(0.52)	(0.52)	–	$5.90	25.07%		$8,901,805	1.70%	9.27%	1.88%	61.00%
Year Ended June 30, 2009 (g)	$6.19	0.48	(1.01)	(0.53)	(0.50)	(0.50)	–	$5.16	(7.60%	)	$7,071,706	1.70%	9.41%	1.86%	92.00%

Institutional Service Class Shares
Period Ended June 30, 2013 (g)(h)	$6.23	0.23	(0.04)	0.19	(0.24)	(0.24)	–	$6.18	2.94%		$88,199	0.94%	6.06%	1.21%	52.28%

Institutional Class Shares
Year Ended June 30, 2013 (g)	$6.14	0.41	0.09	0.50	(0.46)	(0.46)	–	$6.18	8.25%		$22,984,179	0.84%	6.42%	1.05%	52.28%
Year Ended June 30, 2012 (g)	$6.27	0.44	(0.13)	0.31	(0.44)	(0.44)	–	$6.14	5.27%		$36,611,570	0.95%	7.23%	1.01%	50.00%
Year Ended June 30, 2011 (g)	$5.94	0.50	0.34	0.84	(0.51)	(0.51)	–	$6.27	14.47%		$44,749,982	0.95%	7.97%	1.03%	55.00%
Year Ended June 30, 2010 (g)	$5.20	0.59	0.71	1.30	(0.56)	(0.56)	–	$5.94	25.80%		$37,151,647	0.95%	10.08%	1.05%	61.00%
Year Ended June 30, 2009 (g)	$6.23	0.52	(1.01)	(0.49)	(0.54)	(0.54)	–	$5.20	(6.83%	)	$61,421,152	0.95%	10.07%	1.06%	92.00%

Amounts designated as “–” are zero or have been rounded to zero.

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Total returns prior to the Fund’s inception on November 19, 2012 are based on the performance of the Fund’s predecessor fund.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Per share calculations were performed using average shares method.
(h)	For the period from November 23, 2012 (commencement of operations) through June 30, 2013.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

June 30, 2013

1.  Organization

Nationwide Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. As of June 30, 2013, the Trust operates fifty-three (53) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) series listed below (each, a “Fund”; collectively, the “Funds”).

- Nationwide Global Equity Fund (“Global Equity”)

- Nationwide High Yield Bond Fund (“High Yield Bond”)

Following the close of business on November 16, 2012, Global Equity received all of the assets and liabilities of the UBS Global Equity Fund (a series of The UBS Funds), and High Yield Bond received all of the assets and liabilities of the UBS High Yield Fund (a series of The UBS Funds) (together with UBS Global Equity Fund, the “UBS Funds”). Class A, Class C, and Class Y shareholders of each UBS Fund received Class A, Class C, and Institutional Class shares, respectively, of the corresponding Funds with an aggregate net asset value equal to the aggregate net asset value of their shares in the respective UBS Funds immediately prior to the reorganization. Each reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of each Fund reflects the historical basis of the assets of the corresponding UBS Fund as of the date of the reorganization. For financial reporting purposes, each UBS Fund’s operating history prior to the reorganization is reflected in the corresponding Nationwide Fund’s financial statements and financial highlights.

Each of the Funds is a diversified fund, as defined in the 1940 Act.

2.  Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

(a)	Security Valuation

The fair market value of the Funds’ portfolio securities is determined in accordance with the procedures described below. U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust’s investment adviser to the Funds, Nationwide Fund Advisors (“NFA”), assigns a fair value to Fund investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.

The three levels of the hierarchy are summarized below.

—	Level 1 — Quoted prices in active markets for identical assets
—	Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
—	Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (Continued)

June 30, 2013

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Investments valued in this manner are generally categorized as Level 1 investments within the hierarchy.

The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign fair value. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations.

The FVC follows guidelines approved by the Board of Trustees to assign the fair value. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis. The FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees.

Securities may be fair valued in a variety of circumstances, such as where (i) market quotations are not readily available; (ii) an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

The fair valuation of securities takes into account relevant factors and surrounding circumstances, including, but not limited to, the prices of related or comparable assets or liabilities, recent transactions, market multiples, anticipated cash flows, the nature and duration of any restrictions on transfer, book values, and other information relevant to the investment. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. Fair valuation factors are provided by an independent pricing service provider. When fair valuation factors are utilized, the value assigned to securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a fair valuation factor is generally categorized as a Level 2 investment within the hierarchy.

Securities listed on a foreign exchange are generally fair valued by an independent fair value pricing service approved by the Board of Trustees or otherwise are valued at the last sale price at the close of the exchange on which the security is principally traded. Securities valued in this manner are generally categorized as Level 2 and Level 1 investments, respectively, within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service, the use of which has been approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy.

Notes to Financial Statements (Continued)

June 30, 2013

The following tables provide a summary of the inputs used to value the Funds’ net assets as of June 30, 2013. Please refer to the Statements of Investments for additional information on portfolio holdings.

Global Equity

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Airlines	$865,083	$900,912	$—	$1,765,995
Auto Components	—	1,091,207	—	1,091,207
Automobiles	—	1,839,695	—	1,839,695
Beverages	—	1,887,540	—	1,887,540
Biotechnology	748,224	—	—	748,224
Building Products	1,117,688	—	—	1,117,688
Capital Markets	—	1,859,876	—	1,859,876
Chemicals	1,214,214	1,079,929	—	2,294,143
Commercial Banks	2,433,555	6,219,257	—	8,652,812
Commercial Services & Supplies	1,296,653	—	—	1,296,653
Construction & Engineering	—	917,377	—	917,377
Diversified Consumer Services	—	634,954	—	634,954
Diversified Financial Services	1,330,308	1,245,946	—	2,576,254
Diversified Telecommunication Services	—	1,019,310	—	1,019,310
Electrical Equipment	—	953,153	—	953,153
Electronic Equipment, Instruments & Components	841,398	875,760	—	1,717,158
Food & Staples Retailing	—	1,339,193	—	1,339,193
Food Products	1,346,442	1,390,235	—	2,736,677
Health Care Equipment & Supplies	1,649,879	—	—	1,649,879
Health Care Providers & Services	1,447,108	—	—	1,447,108
Hotels, Restaurants & Leisure	930,186	—	—	930,186
Household Products	2,541,651	—	—	2,541,651
Information Technology Services	1,707,175	—	—	1,707,175
Insurance	2,951,763	1,979,026	—	4,930,789
Internet Software & Services	2,714,892	—	—	2,714,892
Leisure Equipment & Products	—	727,703	—	727,703
Life Sciences Tools & Services	1,540,266	—	—	1,540,266
Machinery	1,735,640	1,785,799	—	3,521,439
Media	918,675	1,133,895	—	2,052,570
Metals & Mining	—	1,558,080	—	1,558,080
Multi-Utilities	699,570	565,311	—	1,264,881
Oil, Gas & Consumable Fuels	4,816,686	2,086,988	—	6,903,674
Personal Products	—	1,089,130	—	1,089,130
Pharmaceuticals	1,198,860	2,343,731	—	3,542,591
Real Estate Investment Trusts (REITs)	—	1,269,561	—	1,269,561
Real Estate Management & Development	—	491,299	—	491,299
Semiconductors & Semiconductor Equipment	—	1,920,468	—	1,920,468
Software	3,801,856	—	—	3,801,856
Tobacco	—	1,195,130	—	1,195,130
Trading Companies & Distributors	—	1,040,751	—	1,040,751
Wireless Telecommunication Services	—	1,599,451	—	1,599,451
Total Common Stocks	$39,847,772	$44,040,667	$—	$83,888,439
Forward Foreign Currency Contracts	—	394,064	—	394,064
Mutual Fund	1,103,265	—	—	1,103,265
Total Assets	$40,951,037	$44,434,731	$—	$85,385,768

Notes to Financial Statements (Continued)

June 30, 2013

	Level 1	Level 2	Level 3	Total
Liabilities:
Forward Foreign Currency Contracts	$—	$(377,870)	$—	$(377,870)
Total Liabilities	$—	$(377,870)	$—	$(377,870)
Total	$40,951,037	$44,056,861	$—	$85,007,898

High Yield Bond

	Level 1	Level 2	Level 3	Total
Assets:
Commercial Mortgage Backed Security	$—	$109,191	$—	$109,191
Common Stock	—	—	—	—
Corporate Bonds
Aerospace & Defense	—	213,250	—	213,250
Airlines	—	176,750	—	176,750
Auto Components	—	1,062,781	—	1,062,781
Automobiles	—	444,219	—	444,219
Beverages	—	159,600	—	159,600
Biotechnology	—	54,125	—	54,125
Building Products	—	264,712	—	264,712
Chemicals	—	1,776,660	—	1,776,660
Commercial Banks	—	1,628,864	—	1,628,864
Commercial Services & Supplies	—	1,533,487	—	1,533,487
Communications Equipment	—	421,687	—	421,687
Computers & Peripherals	—	355,063	—	355,063
Construction Materials	—	748,504	—	748,504
Consumer Finance	—	2,521,012	—	2,521,012
Containers & Packaging	—	875,650	—	875,650
Distributors	—	589,587	—	589,587
Diversified Financial Services	—	897,362	—	897,362
Diversified Telecommunication Services	—	4,378,860	—	4,378,860
Electric Utilities	—	1,217,881	—	1,217,881
Electrical Equipment	—	121,613	—	121,613
Electronic Equipment, Instruments & Components	—	346,500	—	346,500
Energy Equipment & Services	—	953,948	—	953,948
Food & Staples Retailing	—	189,750	—	189,750
Food Products	—	421,621	—	421,621
Gas Utilities	—	1,382,318	—	1,382,318
Health Care Providers & Services	—	2,435,555	—	2,435,555
Hotels, Restaurants & Leisure	—	3,272,546	—	3,272,546
Household Durables	—	565,100	—	565,100
Household Products	—	684,063	—	684,063
Industrial Conglomerates	—	317,100	—	317,100
Information Technology Services	—	711,985	—	711,985
Insurance	—	967,075	—	967,075
Internet Software & Services	—	407,750	—	407,750
Leisure Equipment & Products	—	73,125	—	73,125
Machinery	—	1,010,625	—	1,010,625
Marine	—	396,063	—	396,063
Media	—	5,118,999	—	5,118,999
Metals & Mining	—	1,554,902	—	1,554,902
Multi-Utilities & Unregulated Power	—	1,026,237	—	1,026,237

Notes to Financial Statements (Continued)

June 30, 2013

	Level 1	Level 2	Level 3	Total
Assets: (continued)
Corporate Bonds (continued)
Office Electronics	$—	$501,155	$—	$501,155
Oil, Gas & Consumable Fuels	—	5,394,488	—	5,394,488
Paper & Forest Products	—	953,851	—	953,851
Personal Products	—	244,375	—	244,375
Pharmaceuticals	—	784,825	—	784,825
Real Estate Investment Trusts (REITs)	—	546,188	—	546,188
Real Estate Management & Development	—	324,000	—	324,000
Road & Rail	—	327,750	—	327,750
Semiconductors & Semiconductor Equipment	—	205,113	—	205,113
Software	—	951,594	—	951,594
Specialty Retail	—	1,534,187	—	1,534,187
Wireless Telecommunication Services	—	1,334,163	—	1,334,163
Total Corporate Bonds	$—	$54,378,618	$—	$54,378,618
Mutual Fund	1,388,384	—	—	1,388,384
Warrant	—	—	—	—
Yankee Dollar	—	309,846	—	309,846
Total	$1,388,384	$54,797,655	$—	$56,186,039

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

During the year ended June 30, 2013, there were no transfers into or out of Level 1, Level 2 or Level 3.

During the year ended June 30, 2013, High Yield Bond held 1 corporate bond investment, 1 common stock investment, and 2 warrant investments that were categorized as Level 3 investments which were valued at $0. As of June 30, 2013, 1 warrant investment expired at $0.

The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.

(b)	Cash Overdraft

As of June 30, 2013, Global Equity and High Yield Bond had overdrawn balances of $13,968 and $10,945, respectively, with the Funds’ custodian bank, JPMorgan Chase Bank, N.A. (“JPMorgan”). To offset the overdrafts, JPMorgan advanced an amount equal to each overdraft. Consistent with the Funds’ borrowing policy, the advances are deemed temporary loans to each Fund. Such loans are payable upon demand and bear interest from the date of each such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 5 below.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. The Funds engage in foreign currency transactions and translate foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets, and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments and foreign currencies.

Notes to Financial Statements (Continued)

June 30, 2013

(d)	Forward Foreign Currency Contracts

The Funds are subject to foreign currency exchange risk in the normal course of pursuing their objectives. The Funds entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency, to manage foreign currency exchange risk, and to gain exposure to certain foreign currencies without purchasing securities denominated in that currency. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.

The Funds’ forward foreign currency contracts are disclosed in their respective Statement of Assets and Liabilities under “Unrealized appreciation/ (depreciation) on forward foreign currency contracts,” and in their respective Statement of Operations under “Net realized gains/losses from forward foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) on forward and foreign currency contracts.”

At June 30, 2013, High Yield Bond had no open forward foreign currency contracts.

(e)	Futures Contracts

High Yield Bond is subject to interest rate risk in the normal course of pursuing its investment objectives. During the period, High Yield Bond entered into financial futures contracts (“futures contracts”) to hedge against changes in interest rates. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.

Upon entering into a futures contract, the Fund is required to pledge to the broker an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as “variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by the Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 1 investments within the hierarchy.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. The Fund’s investments in futures contracts entail limited counterparty credit risk because the Fund invests only in exchange-traded futures contracts, which are settled through a clearing house and whose fulfillment is guaranteed by the credit of the exchange.

The Fund’s futures contracts are disclosed in the Statement of Assets and Liabilities under “Net unrealized appreciation/(depreciation) from futures contracts,” and in the Statement of Operations under “Net realized gains/losses from futures transactions” and “Net change in unrealized appreciation/(depreciation) from futures contracts.”

Notes to Financial Statements (Continued)

June 30, 2013

At June 30, 2013, High Yield Bond had no open futures contracts.

The following tables provide a summary of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2013:

Fair Values of Derivatives not Accounted for as Hedging Instruments as of June 30, 2013

Global Equity

Assets:	Statement of Assets & Liabilities	Fair Value
Forward Foreign Currency Contracts Currency risk	Unrealized appreciation on forward foreign currency contracts	$394,064

Total		$394,064

Liabilities:
Forward Foreign Currency Contracts Currency risk	Unrealized depreciation on forward foreign currency contracts	$(377,870)

Total		$(377,870)

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2013

Global Equity

Realized Gain/(Loss):	Total
Forward Foreign Currency Contracts Currency risk	$628,686

Total	$628,686

High Yield Bond

Realized Gain/(Loss):	Total
Futures Contracts Interest rate risk	$(37,125)

Forward Foreign Currency Contracts Currency risk	11,603

Total	$(25,522)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in the Statement of Operations for the Year Ended June 30, 2013

Global Equity

Unrealized Appreciation/(Depreciation):	Total
Forward Foreign Currency Contracts Currency risk	$(65,086)

Total	$(65,086)

Notes to Financial Statements (Continued)

June 30, 2013

High Yield Bond

Unrealized Appreciation/(Depreciation):	Total
Futures Contracts Interest rate risk	$5,948

Forward Foreign Currency Contracts Currency risk	5,181

Total	$11,129

Information about derivative instruments reflected as of the date of this report is generally indicative of the type over the period. During July 2012, High Yield Bond held futures contracts with an average notional balance of $(1,232,690). For the remainder of the year ended June 30, 2013, High Yield Bond had no investments in derivatives.

(f)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

(g)	Securities Lending

During the year ended June 30, 2013, Global Equity entered into securities lending transactions. To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers, and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by NFA or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of NFA or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan serves as securities lending agent for the securities lending program of the Fund. JPMorgan receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

At June 30, 2013, Global Equity had no portfolio securities on loan.

(h)	Distributions to Shareholders

Beginning November 19, 2012, distributions from net investment income, if any, are declared and paid quarterly for Global Equity, and declared daily and paid monthly for High Yield Bond. Prior to November 19, 2012, distributions from net investment income, if any, were declared and paid annually for Global Equity, and declared and paid monthly for High Yield Bond. Distributions from net realized capital gains, if any, are declared and distributed at least annually for the Funds. All distributions are recorded on the ex-dividend date.

Notes to Financial Statements (Continued)

June 30, 2013

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of June 30, 2013 are primarily attributable to foreign currency gains and losses, passive foreign investment company gain/loss on sales, and return of capital dividends. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a “return of capital” distribution.

(i)	Federal Income Taxes

Each Fund elected to be treated as, and intends to qualify each year as, a “Regulated Investment Company” (“RIC”) by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. A Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by a Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). Each Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The last four tax year ends, or since inception (if shorter), and any interim tax period since then generally remain open for examination by taxing authorities.

Each Fund engages in ongoing monitoring and analysis; future conclusions reached by management could be different and result in adjustments to a Fund’s NAV and financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) is effective in the current tax year. Several provisions of the Modernization Act focus on preserving the character of distributions made by a RIC, reducing the circumstances under which a RIC might be required to restate previously reported distributions.

(j)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.

3.  Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement effective November 19, 2012, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

Notes to Financial Statements (Continued)

June 30, 2013

(“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Effective November 19, 2012, NFA has selected UBS Global Asset Management (Americas), Inc. (“UBS Global AM”) as the subadviser for the Funds, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadviser.

Under the terms of the Investment Advisory Agreement, the Funds pay NFA an investment advisory fee based on the Funds’ average daily net assets according to the schedule below.

Fund	Fee Schedule	Advisory Fee (annual rate)
Global Equity	Up to $250 million	0.75%
	$250 million up to $500 million	0.70%
	$500 million up to $1 billion	0.68%
	$1 billion and more	0.65%
High Yield Bond	Up to $500 million	0.55%
	$500 million up to $1 billion	0.50%
	On $1 billion and more	0.475%

From these fees, pursuant to the subadvisory agreement, NFA pays fees to UBS Global AM, which is not affiliated with NFA.

Prior to November 19, 2012, the Funds were managed by, and paid investment management fees to, UBS Global AM. For the period from July 1, 2012 through November 18, 2012, Global Equity and High Yield Bond paid $245,996 and $176,603, respectively, in investment management fees to UBS Global AM. For the period from November 19, 2012 through June 30, 2013, Global Equity and High Yield Bond paid $393,115 and $220,336, respectively, in investment management fees to NFA.

Effective November 19, 2012, the Trust and NFA have entered into a written Expense Limitation Agreement that limits the Funds’ operating expenses (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) from exceeding 0.95% and 0.75% for all share classes of Global Equity and High Yield Bond, respectively, until February 28, 2014. For the period from July 1, 2012 through November 18, 2012, UBS Global AM agreed to waive a portion of its investment advisory fee and/or reimburse the UBS Global Equity Fund and UBS High Yield Fund for operating expenses in order to keep the total annual operating expenses for UBS Global Equity Fund from exceeding 1.50%, 2.25%, and 1.25% for Class A, Class C, and Class Y, respectively, and UBS High Yield Fund from exceeding 1.20%, 1.70%, and 0.95% for Class A, Class C, and Class Y, respectively. In connection with the reorganization, for the period from July 17, 2012 through November 18, 2012, the UBS Fund’s board of trustees approved the waiver of the annual Rule 12b-1 distribution fee of 0.75% and 0.50%, respectively, of average net assets that is charged to the shareholders of Class C shares of each Fund. In addition, UBS Global Equity Fund and UBS High Yield Fund voluntarily lowered the expense limit applicable to Class C shares to 1.50% and 1.20%, respectively, to reflect the waiver of this Rule 12b-1 distribution fee.

NFA may request and receive reimbursement from a Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to a Fund was made. However, no reimbursement may be made unless: (i) a Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses. Reimbursement by a Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.

Notes to Financial Statements (Continued)

June 30, 2013

As of June 30, 2013, the cumulative potential reimbursements for the Funds, listed by the period in which NFA waived fees or reimbursed expenses to the Funds, are:

Fund	Period Ended June 30, 2013 Amount (a)	Total
Global Equity	$159,353	$159,353
High Yield Bond	102,897	102,897

(a)	For the period from November 19, 2012 through June 30, 2013.

For the period from November 19, 2012 through June 30, 2013, no amount was reimbursed by the Funds to NFA pursuant to the Expense Limitation Agreement.

Prior to November 19, 2012, the Funds were subject to an expense limitation agreement with UBS Global AM. For the period from July 1, 2012 through November 18, 2012, UBS Global AM reimbursed expenses to the Funds under the terms of that expense limitation agreement as follows:

Fund	Amount
Global Equity	$80,959
High Yield Bond	61,930

Effective November 19, 2012, NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service provider a fee for these services.

Effective November 19, 2012, under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

During the period from November 19, 2012 through June 30, 2013, NFM received $174,700 in fees from the Funds under the Joint Fund Administration and Transfer Agency Agreement.

In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes and networking fees paid to broker-dealers that provide sub-accounting and sub-transfer agency services to their customers who are Fund shareholders. Such services, which are not otherwise provided by NFM, generally include individual account maintenance and recordkeeping, dividend disbursement, responding to shareholder calls and inquiries, providing statements and transaction confirmations, tax reporting, and other shareholder services. Depending on the nature and quality of the services provided, fees for these services may range from $6 to $20 per customer per year.

Prior to November 19, 2012, the Funds participated in a similar agreement with UBS Global AM. For the period from July 1, 2012 through November 18, 2012, the Funds remitted payment to UBS Global AM, as follows:

Fund	Amount
Global Equity	$6,417
High Yield Bond	5,364

Notes to Financial Statements (Continued)

June 30, 2013

For the period from July 1, 2012 through November 19, 2012, UBS Global AM received an administration fee from Global Equity and High Yield Bond of $24,675 and $22,131, respectively. UBS Financial Services Inc. provided certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing (“BNY Mellon”) as each Fund’s transfer agent, and was compensated for these services by BNY Mellon, not the Funds.

For the period from July 1, 2012 through November 18, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount
Global Equity	$21,674
High Yield Bond	7,073

Effective November 19, 2012, under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to a Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the period from November 19, 2012 through June 30, 2013, the Funds’ aggregate portion of such costs amounted to $412.

Effective November 19, 2012, under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Funds’ principal underwriter, is compensated by a Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate shown below.

Fund	Class A Shares	Class C Shares
Global Equity	0.25%	1.00%
High Yield Bond	0.25%	0.75%

For the period from July 1, 2012 through November 18, 2012, the UBS Funds, on behalf of the corresponding Fund, was party to a distribution agreement with, and paid its fees to, UBS Global AM as follows:

Fund	Amount
Global Equity	$69,855
High Yield Bond	40,183

Pursuant to an Underwriting Agreement, NFD serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on Class A shares. These fees are deducted from, and are not included in, proceeds from sales of Class A shares of the Funds. From these fees, NFD pays sales commissions, salaries and other expenses in connection with generating new sales of Class A shares of the Funds. Class C shares of Global Equity have a CDSC of 1% and Class C shares of High Yield Bond have a CDSC of 0.75%, each of which is imposed on redemptions made within one year of purchase. For the period from November 19, 2012 through June 30, 2013, NFD received commissions of $19,518 from front-end sales charges of Class A shares and from CDSCs from Class C shares of the Funds, of which $5,770 was re-allowed to affiliated broker-dealers of the Funds. For the period from July 1, 2012 through November 18, 2012, the Funds imposed front-end sales charges and CDSC fees of $2,577 and $0, respectively.

Effective November 19, 2012, under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts; (ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v) answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25% of the average daily net assets of Class A and Institutional Service Class shares of each Fund.

Notes to Financial Statements (Continued)

June 30, 2013

For the period from November 19, 2012 through June 30, 2013, NFS received the following amounts in administrative services fees from each Fund:

Fund	Amount
Global Equity	$5,035
High Yield Bond	13,061

As of June 30, 2013, NFA or its affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Global Equity	0.01%
High Yield Bond	0.02

4.  Redemption Fees

For the period from July 1, 2012 through November 18, 2012, the Funds imposed a redemption fee on shares sold or exchanged within 90 days of purchase. For the period July 1, 2012 to November 18, 2012, Global Equity and High Yield had contributions to capital due to the collection of redemption fees in the amounts of $795 and $73, respectively. Effective November 19, 2012, the Funds did not impose a redemption fee.

5.  Bank Loans and Earnings Credit

Prior to November 19, 2012, the Funds had a credit agreement that could be utilized for various purposes. As of November 19, 2012, the Funds had no borrowings from the line of Credit.

The Trust has a credit agreement with JPMorgan permitting the Trust to borrow up to $90,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to a Fund’s borrowing restrictions. There were no borrowings under the line of credit during the year ended June 30, 2013. The line of credit requires a commitment fee of 0.08% per year on $90,000,000. Borrowings under this arrangement bear interest at a rate of 1% per annum plus the higher of (a) the one month London Interbank Offered Rate or (b) the Federal Funds Rate. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, and next expires on July 18, 2013. Two other lenders participate in this arrangement. The Funds are not yet parties to this agreement, although they will be added as parties upon renewal of the agreement.

JPMorgan provides earnings credits for cash balances maintained in the Funds’ custody accounts, which are used to offset custody fees of the Funds.

6.  Investment Transactions

For the year ended June 30, 2013, purchases of and sales of securities (excluding short-term securities) were as follows:

Fund	Purchases	Sales
Global Equity	$24,358,884	$39,445,258
High Yield Bond	34,359,284	53,885,597

7.  Portfolio Investment Risks

Risks Associated with Interest Rates

Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of

Notes to Financial Statements (Continued)

June 30, 2013

shorter term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Risks Associated with Credit and Emerging Markets

Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.

Risks Associated with Low Quality/High Yield Securities

Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

8.  Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

9.  New Accounting Pronouncement

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Funds’ financial statements.

Notes to Financial Statements (Continued)

June 30, 2013

10.  Other

As of June 30, 2013, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprising a group of individual shareholders), which held more than 10% of the total shares outstanding of the Funds as detailed below.

Fund	% of Shares	Number of Accounts
Global Equity	10.31%	1
High Yield Bond	19.80	1

11.  Recaptured Brokerage Commissions

Global Equity has entered into agreements with brokers whereby the brokers will return a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such agreements, are included in net realized gain/(loss) on the sale of investments presented in the Fund’s Statement of Operations. For the year ended June 30, 2013, Global Equity recaptured $201 of brokerage commissions.

12.  Federal Tax Information

The tax character of distributions paid during the year ended June 30, 2013 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global Equity	$2,578,048	$—	$2,578,048	$—	$2,578,048
High Yield Bond	4,507,536	—	4,507,536	—	4,507,536

Amounts designated as “—” are zero or have been rounded to zero.

The tax character of distributions paid during the year ended June 30, 2012 was as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global Equity	$156,343	$—	$156,343	$—	$156,343
High Yield Bond	5,952,569	—	5,952,569	—	5,952,569

Amounts designated as “—” are zero or have been rounded to zero.

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings (Deficit)
Global Equity	$1,533,711	$—	$1,533,711	$—	$(26,337,016)	$8,732,574	$(16,070,731)
High Yield Bond	307,795	—	307,795	(308,670)	(59,607,918)	940,325	(58,668,468)

Amounts designated as “—” are zero or have rounded to zero.

*	Differences between financial statement distributions payable and tax-basis distributions payable are a result of accrual-based accounting and cash-basis accounting used for federal tax reporting purposes.

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to wash sale loss deferrals.

Notes to Financial Statements (Continued)

June 30, 2013

As of June 30, 2013, the tax cost of securities (excluding derivative contracts) and the breakdown of unrealized appreciation/(depreciation) was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Equity	$76,249,923	$14,199,601	$(5,457,820)	$8,741,781
High Yield Bond	55,245,714	1,949,997	(1,009,672)	940,325

As of June 30, 2013, for federal income tax purposes, the Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions.

The following table represents capital loss carryforwards not subject to the Modernization Act, and may expire unused.

Fund	Amount	Expires
Global Equity	$26,337,016	2018
High Yield Bond	22,213,870	2014
High Yield Bond	5,885,761	2015
High Yield Bond	1,000,707	2016
High Yield Bond	4,782,241	2017
High Yield Bond	25,725,339	2018

During the year ended June 30, 2013, for federal income tax purposes, the Funds utilized capital loss carryforwards in the amounts listed below.

Fund	Amount
Global Equity	$938,805
High Yield Bond	2,222,124

During the year ended June 30, 2013, the Funds had capital loss carryforwards that expired, and are no longer eligible to offset future capital gains, if any, in the amounts listed below.

Fund	Amount
High Yield Bond	$8,845,656

13.  Subsequent Events

The Trust’s credit agreement with JPMorgan has been renewed through July 17, 2014. The renewed credit arrangement is similar to the arrangement that applied during the period ended June 30, 2013 discussed above under “Bank Loans and Earnings Credit.” Changes include that the credit agreement has been increased to permit the Trust to borrow up to $100,000,000 and that the commitment fee has been reduced to 0.07% per year.

Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nationwide Global Equity Fund and Nationwide High Yield Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nationwide Global Equity Fund and Nationwide High Yield Bond Fund (two series of Nationwide Mutual Funds, formerly UBS Global Equity Fund and UBS High Yield Fund, hereafter referred to as the “Funds”) at June 30, 2013, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statements of changes in net assets presented for the year ended June 30, 2012 and the financial highlights presented for the year ended June 30, 2012 and all additional prior years were audited by other independent accountants whose report dated August 29, 2012 expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

August 28, 2013

Supplemental Information

June 30, 2013 (Unaudited)

Other Federal Tax Information

For the year ended June 30, 2013, certain dividends paid by Global Equity may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the taxable year ended June 30, 2013, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deductions
Global Equity	10.61%

Global Equity has derived net income from sources within foreign countries. As of June 30, 2013, the foreign source income for the Fund was as follows:

Fund	Amount	Per Share
Global Equity	$1,538,900	$0.2416

Global Equity intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of June 30, 2013, the foreign tax credit for the Fund was as follows:

Fund	Amount	Per Share
Global Equity	$190,936	$0.0300

Management Information

June 30, 2013

Trustees and Officers of the Trust

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	112	None
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	112	Director of Dentsply
International, Inc. (dental products) from 2002 to present, Ultralife Batteries, Inc. from 2004 to 2010, Albany International Corp. (paper industry) from 2005 to 2013, Terex Corporation (construction equipment) from 2004 to present, and Minerals
Technology, Inc. (specialty chemicals) from
				2005 to present.
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden became CEO and President of Energy Dispute Solutions, LLC in January 2013, leading a company providing strategy consulting, arbitration and mediation services. She has been a management consultant since 1996, first as a partner of Mitchell Madison Group, then as a managing partner and head of west coast business development for marchFIRST, returning to Mitchell Madison Group in 2003 as an associated partner until January 2010 and thereafter as an independent strategy consultant through December 2012. Ms. Dryden was VP and General Counsel of Lucasfilm, Ltd. from 1981 to 1984, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and EVP and General Counsel of Del Monte Foods from 1992 to 1995.	112	None

Management Information (Continued)

June 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of Oppenheimer Funds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	112	None
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association-College Retirement Equities Fund).	112	None
Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	112	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	112	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.
Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	112	None

Management Information (Continued)

June 30, 2013

The address for each Trustee is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years (or longer)[3]	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years[4]
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	112	None

[1]	Length of time served includes time served with predecessor of the Trust.
[2]

Each Trustee holds office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or the election and qualification of his or her successor.

[3]	Unless otherwise noted, the information presented is the principal occupation of the Trustee during the past five years.
[4]

Directorships held in (i) any other investment companies registered under the 1940 Act, (ii) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (iii) any company subject to the requirements of Section 15(d) of the Exchange Act.

Management Information (Continued)

June 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[4], Nationwide Fund Management LLC[4] and Nationwide Fund Distributors LLC[4], and is a Senior Vice President of NFS[4]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management.	N/A	N/A
Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group[4]. From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008, he was Executive Vice President of NWD Investments[4].	N/A	N/A
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[4]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[4].	N/A	N/A

Management Information (Continued)

June 30, 2013

The address for each Officer is: c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400,

King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.	N/A	N/A
Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[4].	N/A	N/A
Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[4]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.	N/A	N/A
[1]	Length of time served includes time served with the Trust’s predecessors.
[2]	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
[3]

Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[4]	These positions are held with an affiliated person or principal underwriter of the Funds.

Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information, which is available without charge upon request, by calling 800-848-0920.

Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Fund. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfunds, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

P.O. Box 701

Milwaukee, WI 53201-0701

nationwide.com/mutualfunds

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds, Nationwide Funds Group and On Your Side are service marks of Nationwide Mutual Insurance Company.

©2013 Nationwide Funds Group.

All rights reserved.

AR-SHF 8/13

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, except as may be noted hereinbelow, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the Code of Ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2)	If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. § 80a-2(a)(19)).

2

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula H. J. Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended June 30, 2012, and June 30, 2013.

	2012	2013

Audit Fees	$509,125	$707,389
Audit-Related Fees	$0	$33,037
Tax Fees	$158,682	$285,880
All Other Fees	$0	$0

Total	$667,807	$1,026,306

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Nationwide Fund Advisors (“NFA”), and any service provider to the registrant controlling, controlled by, or under common control with NFA that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended June 30, 2012, and June 30, 2013.

	2012	2013

Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

3

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to NFA and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).

The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than NFA or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, NFA, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

Following the close of business on November 16, 2012, the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund acquired the assets and liabilities of the UBS Global Equity Fund and UBS High Yield Fund (the “UBS Funds”) through a reorganization transaction (the “Reorganization”). Prior to the Reorganization, UBS Global Asset Management (Americas) Inc., an indirect wholly-owned subsidiary of UBS AG, had advised the UBS Funds. For the period of July 1, 2012 through November 16, 2012, UBS AG and certain UBS entities were affiliates of the UBS Funds. During that period, PwC provided services to UBS AG and its related entities (collectively, “UBS”) that are inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. Some of those services included secondment of PwC staff to UBS, acting in a management capacity, providing legal services and acting as a tax agent. The Audit Committee and PwC individually considered the impact that these services have on PwC’s independence with respect to the Nationwide Global Equity Fund and Nationwide High Yield Bond Fund. The Audit Committee considered that the Nationwide Global Equity Fund’s and the Nationwide High Yield Bond Fund’s records under audit are under the control of Nationwide Funds management, the services provided by PwC to UBS were performed by persons who will not be part of the PwC team that audits the Nationwide Funds, there was and will be no involvement of UBS in the preparation of financial statements of the Nationwide Funds that PwC is auditing and an unaffiliated third party maintained the books and records of the UBS Funds during the period in question. On the basis of this information , the Audit Committee and PwC determined that the activities of PwC are not of such a nature or extent as to impair the ability of PwC to perform the proposed audits of such Funds impartially and in accordance with applicable auditing standards.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended June 30, 2012, and June 30, 2013:

	2012	2013

Audit-Related Fees	None	None
Tax Fees (1)	None	None
All Other Fees	None	None

Total	None	None

4

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to NFA and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended June 30, 2012, and June 30, 2013:

	2012	2013

Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) Not Applicable: The percentage of hours expended to audit the registrant’s financial statements for the fiscal-year ended June 30, 2013, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was not over fifty percent (50%).

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal-years ended June 30, 2012, and June 30, 2013, were $0 and $0, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to NFA and Covered Services Providers, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting, is compatible with maintaining PwC’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 C.F.R. § 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. § 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. § 78c(a)(58)(B)), so state.

5

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 C.F.R. §240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not Applicable: The registrant is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of the Regulation S-X [17 C.F.R. § 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Instruction of paragraph (a)

Schedule I – Investments In Securities of unaffiliated issuers filed under this Item must be audited, except that in the case of a report on this Form N-CSR as of the end of a fiscal half-year Schedule I – Investments in securities of unaffiliated issuers need not be audited.

(b)	If the registrant has divested itself of securities in accordance with Section 13(c) of the Investment Company Act of 1940 following the filing of its last report on Form N-CSR and before filing of the current report, disclosed the following information for each such divested security:

(1)	Name of the issuer;

(2)	Exchange ticker symbol;

(3)	Committee on Uniform Securities Identification Procedures (“CUSIP’) number;

(4)	Total number of shares or, for debt securities, principal amount divested;

(5)	Date(s) that the securities were divested;

(6)	If the registrant holds any securities of the issuer on the date of filing, the exchange ticker symbol; CUSIP number; and the total number of shares or, for debt securities, principal amount held on the date of filing; and

(7)	Name of the statute that added the provision of Section 13(c) in accordance with which the securities were divested. This Item 6(b) shall terminate one year after the first date on which all statutory provisions that underlie Section 13(c) of the Investment Company Act of 1940 have terminated.

The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act

6

of 1940 (15 U.S.C. § 80a-2(a)(3)) and the rules there under) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 C.F.R. § 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. § 781).

Not Applicable. The registrant is an open-end management investment company, not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 C.F.R. § 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2005, and June 10, 2005, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees (the “NFGC”) and the Board of Trustees, however, on November 11, 2005, and January 12, 2006, respectively, approved amendments to this policy; these amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

{NOTE – THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant’s board of directors, where the registrant’s most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR § 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 C.F.R. § 270.30a-3(c))) as of a date within 90 days of the

7

filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 C.F.R. § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 C.F.R. § 240.13a-15(b) or § 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 C.F.R. § 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

8

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 C.F.R. § 270.30a-2).

Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 C.F.R. § 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not Applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications pursuant to Rule 30a-2(b) are furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	NATIONWIDE MUTUAL FUNDS

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael S. Spangler
	Name:	Michael S. Spangler
	Title:	Principal Executive Officer
	Date:	August 29, 2013

By (Signature and Title)*	/s/ Joseph A. Finelli
	Name:	Joseph A. Finelli
	Title:	Principal Financial Officer
	Date:	August 29, 2013

*	Print the name and title of each signing officer under his or her signature.

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